UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07943

Nuveen Multistate Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Fund

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report

November 30, 2010

Nuveen Georgia Municipal Bond Fund	Nuveen Louisiana Municipal Bond Fund	Nuveen North Carolina Municipal Bond Fund	Nuveen Tennessee Municipal Bond Fund

INVESTMENT ADVISOR NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, has changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors has formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities. Nuveen Asset Management, LLC now serves as the Funds’ sub-adviser, and the Funds’ portfolio managers have become employees of Nuveen Asset Management, LLC rather than Nuveen Fund Advisors. Nuveen Fund Advisors will compensate Nuveen Asset Management, LLC for the portfolio management services it provides to the Funds from the Funds’ management fee, which will not change as a result of this reorganization. Nuveen Fund Advisors and Nuveen Asset Management, LLC retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On January 3, 2011, Nuveen Investments announced the completion of the strategic combination with FAF Advisors and Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received a 9.5% stake in Nuveen Investments as well as additional cash consideration in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and most other key personnel, have become part of Nuveen Asset Management LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the crises still weigh on the prospects for continued recovery. In the U.S., ongoing weakness in housing values is putting pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks has not been translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers is inhibiting economic growth and this process is far from complete.

Encouragingly, a variety of constructive actions are being taken by governments around the world to stimulate further recovery. In the U.S., the recent passage of a stimulatory tax bill relieves some of the pressure on the Federal Reserve System to promote economic expansion through quantitative easing and offers the promise of faster economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could have an important impact whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be upward pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. We must hope that the progress made on the fiscal front in 2010 will continue into 2011. In this environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on January 1, 2011, Nuveen Investments completed the acquisition of FAF Advisors, Inc., the manager of the First American Funds. The acquisition adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

January 21, 2011

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s, Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

Recently, portfolio managers Scott Romans and Daniel Close examined key investment strategies and the performance of the Nuveen Georgia, Louisiana, North Carolina and Tennessee Municipal Bond Funds. Dan, who has 13 years of investment experience, began managing the Georgia, North Carolina and Tennessee Funds in 2007. Scott, who has 12 years of investment experience, began managing the Louisiana Fund in 2003.

In January 2011, after the close of this reporting period, Steve Hlavin assumed portfolio management responsibility for the Louisiana Fund. Mr. Hlavin joined Nuveen Investments in 2003.

How did the Funds perform during the six-month period ending November 30, 2010?

The table on page three provides Class A Share total returns for the Funds for the six-month, one-year, five-year and ten-year periods ending November 30, 2010. Each Fund’s total returns are compared with the performance of a corresponding market index and an appropriate Lipper peer fund category average.

During the six-month period, the Class A Shares at net asset value of the Louisiana and Tennessee Funds outperformed the Standard & Poor’s (S&P) National Municipal Bond Index, while the Georgia and North Carolina Funds underperformed this index. The Louisiana Fund also outperformed its S&P state-specific municipal bond index, while the Georgia, North Carolina and Tennessee Funds lagged their respective state-specific indexes. All four Funds outpaced their corresponding Lipper state-level peer group averages.

2	Nuveen Investments

1	The Standard & Poor’s (S&P) Georgia Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade Georgia municipal bond market. The Standard & Poor’s (S&P) Louisiana Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade Louisiana municipal bond market. The Standard & Poor’s (S&P) North Carolina Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade North Carolina municipal bond market. The Standard & Poor’s (S&P) Tennessee Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade Tennessee municipal bond market. The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment grade municipal bond market. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

2	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper Other States Municipal Debt Funds Average contained 128, 128, 114 and 104 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended November 30, 2010. Shareholders should note that the performance of the Lipper Other States Average represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful. The Lipper Georgia Municipal Debt Funds Average had 18, 18, 15 and 13 funds, respectively, and the Lipper North Carolina Municipal Debt Funds Average had 27, 27, 21 and 19 funds, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Average.

Class A Shares – Average Annual Total Returns as of 11/30/10

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Nuveen Georgia Municipal Bond Fund
A Shares at NAV	0.53%	4.09%	3.21%	4.50%
A Shares at Offer	-3.72%	-0.27%	2.33%	4.05%
Standard & Poor’s (S&P) Georgia Municipal Bond Index[1]	1.49%	5.11%	4.44%	5.21%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	1.09%	5.06%	4.44%	5.27%
Lipper Georgia Municipal Debt Funds Average[2]	-0.01%	3.51%	3.31%	4.25%
Nuveen Louisiana Municipal Bond Fund
A Shares at NAV	1.53%	6.03%	3.55%	4.46%
A Shares at Offer	-2.70%	1.62%	2.66%	4.02%
Standard & Poor’s (S&P) Louisiana Municipal Bond Index[1]	1.33%	6.28%	4.74%	5.43%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	1.09%	5.06%	4.44%	5.27%
Lipper Other States Municipal Debt Funds Average[2]	0.42%	4.01%	3.51%	4.28%
Nuveen North Carolina Municipal Bond Fund
A Shares at NAV	0.84%	4.89%	4.00%	4.81%
A Shares at Offer	-3.38%	0.51%	3.12%	4.36%
Standard & Poor’s (S&P) North Carolina Municipal Bond Index[1]	1.45%	4.77%	4.90%	5.51%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	1.09%	5.06%	4.44%	5.27%
Lipper North Carolina Municipal Debt Funds Average[2]	0.29%	4.51%	3.52%	4.29%
Nuveen Tennessee Municipal Bond Fund
A Shares at NAV	1.17%	5.23%	4.44%	5.16%
A Shares at Offer	-3.08%	0.81%	3.54%	4.71%
Standard & Poor’s (S&P) Tennessee Municipal Bond Index[1]	1.69%	6.05%	4.23%	5.19%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	1.09%	5.06%	4.44%	5.27%
Lipper Other States Municipal Debt Funds Average[2]	0.42%	4.01%	3.51%	4.28%

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a maximum 4.20% sales charge. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	3

What were the conditions in the municipal market during the six-month reporting period?

Prices for typical longer-term municipal bonds moved modestly lower over the reporting period, so that the total returns (reflecting income in addition to price changes) of most longer-term municipal indexes were flat to slightly positive. However, the longer-term bond market experienced some sharp price declines toward the end of the period. Some of this volatility was due to negative factors in the general municipal market, and some was due to specific concerns affecting individual issuers. Negative market factors included ongoing budget deficits in certain states and municipalities, including concerns about the issuer’s ability to meet future pension commitments, and the difficulties of raising revenues in a sluggish economy; talk in certain circles of whether municipal bankruptcies would spike upward over the next year; and uncertainties about whether the Build America Bond program (and its 35% federal subsidy for municipalities that issue taxable bonds under the program) would be extended (which it was not) and the resulting surge in supply of bonds issued by municipalities as they sought to issue bonds in the waning days of this beneficial program. Particular issuers such as California and Illinois were facing large budget deficits and the need to either raise taxes or severely cut governmental services, or both. Beyond their short-term budget gaps, some states have deep structural problems, like insolvent pension funds, that are diverting money from essential public services like education and health care. Some analysts called for municipal market conditions to remain unsettled for a period of time going forward as state and local municipal issuers seek to address their financial situation.

On the other hand, the fundamentals of the municipal market had several positive components generally missed by the headlines. Municipal revenues have been increasing broadly, debt service continues to represent a small percentage of overall budgetary obligations for general obligation credits, and defaults of rated bonds remained exceptionally rare. Moreover, municipal new issue supply was projected to diminish after the calendar year-end issuance push.

Given the conditions in the municipal market, what strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

In this unsettled environment, shorter-dated bonds outperformed their longer-dated counterparts, because bonds scheduled to mature sooner are less sensitive to changes in interest rates and consequently falling bond prices. Another noteworthy performance trend over the entire six-month period was that lower-rated bonds generally continued to outpace issues with higher credit quality, reflecting investors’ willingness to accept a greater level of risk in exchange for increased income in this historically low interest-rate environment. However, this situation reversed itself in the period’s final weeks, as municipal bond investors became more risk averse.

All of the Funds continued to employ the same fundamental investment strategies and tactics used in previous reporting periods. Nuveen municipal bond portfolios are managed with a value-oriented approach and rely upon input from Nuveen’s experienced research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

4	Nuveen Investments

Nuveen Georgia, North Carolina and Tennessee Municipal Bond Funds

Several factors worked against the Georgia Fund during the reporting period. First, its performance was hampered to a modest degree by its duration, which is a measure of a portfolio’s sensitivity to interest-rate changes. This underperformance came primarily from having less exposure to the intermediate-duration portion of the yield curve than the S&P National Municipal Bond Index — the curve’s best-performing segment of the period. Certain sector positioning also hurt Fund returns. Specifically, we had a limited allocation to pre-refunded bonds, which slightly outperformed the municipal bond market, so the Fund would have benefited from owning more of these very short-maturity, high credit-quality securities. Another detractor was a relative lack of exposure to housing bonds — one of the market’s best-performing sectors.

In contrast, the Fund’s credit-rating positioning had a positive impact on results. An underweighting in AAA-rated and AA-rated bonds was helpful, as was a slight overweighting in certain categories of lower-rated bonds, which tended to outperform their higher-grade counterparts during the period.

Trading activity was subdued during the past six months, as we saw relatively few attractive buying opportunities in the Georgia market. One new purchase was a longer-dated AA-rated Georgia health care bond issue. In late October, we also invested in a non-rated Atlanta tax increment finance (TIF) district bond that we have been watching for some time. Although this security was a little shorter in maturity than we felt was ideal, after conducting thorough research we felt this opportunity offered very good value for our shareholders.

We funded this TIF bond purchase in part by selling our holdings in insured Alabama electric utility bonds that we originally bought in mid-September. While we prefer to invest in in-state bonds whenever possible — because they generally afford greater tax benefits for residents of that state — the relative lack of suitable Georgia securities at a time when we had cash available to invest led us to establish this position. When the TIF bonds reached an attractive price relative to their risk, we sold the out-of-state bonds and reinvested the assets in Georgia holdings. To make the additional purchases for the portfolio, as well as to meet shareholder redemptions during the period, we used the proceeds of call activity. We also sold some of our pre-refunded bond holdings because of their limited upside potential, and we sold an Atlanta airport bond at what we believed was a good price, due to strong demand from individual investors.

The North Carolina Fund benefited from its sector allocation, with the biggest boost coming from an underweighting in tax-supported debt — a category that lagged the municipal market. However, that relative outperformance was tempered by disappointing returns from the Fund’s utility bond holdings.

Another helpful factor was a new interest-rate swap position, which we initiated in early September to shorten the Fund’s duration and bring it closer in line with our target level. The timing of this move proved opportune, as the portfolio’s resulting reduction in interest-rate sensitivity was beneficial when Treasury bond yields moved sharply upward in the period’s final weeks.

We were relatively active buyers of municipal bonds for the North Carolina portfolio while making virtually no sales during the past six months. This situation reflected new

Nuveen Investments	5

investment inflows for most of the period. Therefore, we were regularly looking for ways to invest those funds. We were, in fact, successful at finding many good opportunities to keep the portfolio almost fully invested. A number of our new purchases were in the health care sector, where longer-dated securities of varying credit quality surfaced throughout the period. For example, we bought two AA-rated bonds, a mid-quality A-rated bond and a lower-rated continuing care retirement community issue, all of which we felt provided good return potential relative to the issuers’ credit risk. Other purchases included a Raleigh airport bond issue, a county-level certificate of participation bond issue and, in the secondary municipal market, a higher-education bond issue.

Most of the funding for these purchases was supplied by fund inflows and bond calls, including a large position in North Carolina Eastern Municipal Power bonds — a well-known credit within the state. The only bond sale was of a lower-rated New Mexico electric utility bonds purchased prior to the start of the period. With a large number of attractive North Carolina bonds available for investment during the past six months, we took the opportunity to sell our lone out-of-state bond issue and reinvest the assets in in-state securities.

The Tennessee Fund was helped by our duration positioning, with the Fund’s favorable allocation to very short-dated securities more than compensating for the negative effects of being underweighted in the intermediate portion of the yield curve. Another source of outperformance was the Fund’s sector positioning. Our overweighting in pre-refunded bonds stood out on the positive side, as having more exposure in this category relative to the S&P National Municipal Bond Index proved helpful.

With healthy inflows of new investments into the Fund, our primary task was to keep the Tennessee portfolio fully invested throughout the period. One noteworthy strategy was to take advantage of the low prices of gas-prepaid bonds by adding to our stake in that category. As we have written in prior reports, these bonds finance natural-gas supply contracts and are ultimately secured by major Wall Street financial institutions. They make up a sizeable portion of the municipal bond market in Tennessee. We have routinely been significantly underweighted in this category, because we did not feel it was prudent to be highly exposed to a single type of credit. While still maintaining a significant underweighting in gas-prepaid bonds, we added to our position late in the period when the municipal bond market corrected and these securities were providing very high yields relative to what we saw as their underlying credit risk.

We made a variety of other bond purchases as well. For example, we added single- and multi-family housing bonds of varying credit quality and longer maturity dates to help us keep the portfolio’s duration on pace with our target level. We bought several higher-education bond issues, one lower-investment-grade rated and the other a solid AA-rated credit. We added to an existing BBB-rated health care bond position and also bought two new airport bonds. Finally, we did add a longer-dated, lower-rated Colorado transportation bond issue at a time when we had cash in the portfolio requiring investment and were unable to find suitable Tennessee opportunities. To fund all of these purchases, we were able to rely on the proceeds from new investments into the Fund and bond calls, so we did not need to sell any portfolio positions.

6	Nuveen Investments

Nuveen Louisiana Municipal Bond Fund

Most of the Louisiana Fund’s outperformance relative to the S&P National Municipal Bond Index came from our sector positioning. First, we were underweighted in state general obligation (GO) bonds and other tax-supported issues. This category underperformed the municipal market as GO credits weakened and the financial stress facing municipalities became a prominent theme in the media. Being underexposed to this poor-performing category notably helped performance.

Another positive was a significant overweighting in categories that did well — health care, housing and the “other revenue” bond sector. In contrast, the tobacco sector lagged the national market by a wide margin, especially at the end of the period, and the portfolio’s relative overweighting depressed performance. The Louisiana Fund’s credit-rating exposure was also favorable, with a substantial overweighting in BBBs helping the most.

While supply was not plentiful during the reporting period, we identified and purchased several attractive lower-rated and non-rated bonds to keep the Louisiana Fund fully invested. First, we added an older gas and fuel excise tax bond issue purchased on the secondary market. We also bought several A-minus rated Gulf Opportunity Zone bond issues with yields we felt were attractive. These bonds, enabled by post–Hurricane Katrina legislation, will fund a shipping-aviation system project. A third purchase was an appropriation bond issue for the capitol complex in Baton Rouge, whose bonds came to market in November and were offering good value, in our view.

To finance the purchase of these securities, we did not need to sell any bonds from the portfolio during the period. All of the funds for our purchases came from new investments into the Fund or the proceeds from call activity, which was fairly high during the past six months.

Dividend Information

The Class C Shares of the Georgia Fund experienced a dividend reduction in November 2010, while the Class B Shares of the North Carolina Fund and the Class C shares of the Louisiana Fund experienced dividend cuts in August 2010. There were no other dividend changes during the past year.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of November 30, 2010, all four Funds had positive UNII balances, based on our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

Nuveen Investments	7

Fund Spotlight as of 11/30/10 Nuveen Georgia Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FGATX	NMUBX	FGACX	FGARX
Net Asset Value (NAV)	$10.50	$10.54	$10.47	$10.47
Latest Dividend[1]	$0.0365	$0.0300	$0.0315	$0.0385
Inception Date	3/27/86	2/18/97	1/04/94	2/14/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 11/30/10

A Shares	NAV	Offer
1-Year	4.09%	-0.27%
5-Year	3.21%	2.33%
10-Year	4.50%	4.05%

B Shares	w/o CDSC	w/CDSC
1-Year	3.35%	-0.65%
5-Year	2.50%	2.33%
10-Year	3.89%	3.89%

C Shares	NAV
1-Year	3.47%
5-Year	2.66%
10-Year	3.94%

I Shares	NAV
1-Year	4.24%
5-Year	3.45%
10-Year	4.72%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	4.17%	4.00%
30-Day Yield[2]	3.46%	—
SEC 30-Day Yield[2,3]	—	3.31%
Taxable-Equivalent Yield[3,4]	5.11%	4.89%

B Shares	NAV
Dividend Yield[2]	3.42%
30-Day Yield[2]	2.70%
Taxable-Equivalent Yield[4]	3.99%

C Shares	NAV
Dividend Yield[2]	3.61%
30-Day Yield[2]	2.90%
Taxable-Equivalent Yield[4]	4.28%

I Shares	NAV
Dividend Yield[2]	4.41%
SEC 30-Day Yield[2]	3.66%
Taxable-Equivalent Yield[4]	5.41%

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	1.43%	-2.81%
5-Year	2.59%	1.71%
10-Year	4.01%	3.56%

B Shares	w/o CDSC	w/CDSC
1-Year	0.61%	-3.28%
5-Year	1.87%	1.70%
10-Year	3.41%	3.41%

C Shares	NAV
1-Year	0.82%
5-Year	2.05%
10-Year	3.45%

I Shares	NAV
1-Year	1.67%
5-Year	2.83%
10-Year	4.23%

Net Assets ($000)	$183,541

Expense Ratios

Share Class	Gross Expense Ratios
Class A	0.83%
Class B	1.58%
Class C	1.38%
Class I	0.63%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 1, 2010. This is the latest monthly tax-exempt dividend declared during the period covered by this report.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal and state income tax rate of 32.3%.

8	Nuveen Investments

Fund Spotlight (continued) as of 11/30/10 Nuveen Georgia Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Tax Obligation/General	23.6%
Water and Sewer	16.5%
Health Care	13.9%
Tax Obligation/Limited	13.0%
U.S. Guaranteed	9.2%
Education and Civic Organizations	8.1%
Utilities	6.3%
Other	9.4%

1	As a percentage of total investments as of November 30, 2010. Holdings are subject to change.

Risk Considerations

Investing in municipal bonds involves interest rate risk, the risk that interest rates will rise, causing bond prices to fall; and credit risk, the risk that an issuer of a municipal bond will be unable to make interest and principal payments. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Nuveen Investments	9

Fund Spotlight as of 11/30/10Nuveen Louisiana Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FTLAX	FTLBX	FTLCX	FTLRX
Net Asset Value (NAV)	$10.51	$10.50	$10.47	$10.54
Latest Dividend[1]	$0.0390	$0.0325	$0.0340	$0.0410
Inception Date	9/12/89	2/06/97	2/02/94	2/25/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 11/30/10

A Shares	NAV	Offer
1-Year	6.03%	1.62%
5-Year	3.55%	2.66%
10-Year	4.46%	4.02%

B Shares	w/o CDSC	w/CDSC
1-Year	5.26%	1.26%
5-Year	2.78%	2.61%
10-Year	3.84%	3.84%

C Shares	NAV
1-Year	5.39%
5-Year	2.99%
10-Year	3.89%

I Shares	NAV
1-Year	6.25%
5-Year	3.72%
10-Year	4.69%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	4.45%	4.27%
30-Day Yield[2]	4.00%	—
SEC 30-Day Yield[2,3]	—	3.83%
Taxable-Equivalent Yield[3,4]	5.81%	5.57%

B Shares	NAV
Dividend Yield[2]	3.71%
30-Day Yield[2]	3.22%
Taxable-Equivalent Yield[4]	4.68%

C Shares	NAV
Dividend Yield[2]	3.90%
30-Day Yield[2]	3.43%
Taxable-Equivalent Yield[4]	4.99%

I Shares	NAV
Dividend Yield[2]	4.67%
SEC 30-Day Yield[2]	4.16%
Taxable-Equivalent Yield[4]	6.05%

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	3.01%	-1.35%
5-Year	2.89%	2.01%
10-Year	3.90%	3.46%

B Shares	w/o CDSC	w/CDSC
1-Year	2.16%	-1.78%
5-Year	2.13%	1.96%
10-Year	3.29%	3.29%

C Shares	NAV
1-Year	2.38%
5-Year	2.33%
10-Year	3.34%

I Shares	NAV
1-Year	3.24%
5-Year	3.05%
10-Year	4.14%

Net Assets ($000)	$98,629

Expense Ratios

Share Class	Gross Expense Ratios
Class A	0.86%
Class B	1.61%
Class C	1.41%
Class I	0.66%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 1, 2010. This is the latest monthly tax-exempt dividend declared during the period covered by this report.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal and state income tax rate of 31.2%.

10	Nuveen Investments

Fund Spotlight (continued) as of 11/30/10 Nuveen Louisiana Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Tax Obligation/Limited	28.0%
Health Care	20.5%
Utilities	8.3%
Education and Civic Organizations	8.2%
Tax Obligation/General	6.9%
Housing/Single Family	6.3%
Consumer Staples	5.3%
Transportation	5.0%
Other	11.5%

1	As a percentage of total investments as of November 30, 2010. Holdings are subject to change.

Risk Considerations

Investing in municipal bonds involves interest rate risk, the risk that interest rates will rise, causing bond prices to fall; and credit risk, the risk that an issuer of a municipal bond will be unable to make interest and principal payments. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Nuveen Investments	11

Fund Spotlight as of 11/30/10 Nuveen North Carolina Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FLNCX	FBNCX	FCNCX	FCNRX
Net Asset Value (NAV)	$10.42	$10.44	$10.42	$10.45
Latest Dividend[1]	$0.0335	$0.0270	$0.0290	$0.0355
Inception Date	3/27/86	2/25/97	10/04/93	2/05/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 11/30/10

A Shares	NAV	Offer
1-Year	4.89%	0.51%
5-Year	4.00%	3.12%
10-Year	4.81%	4.36%

B Shares	w/o CDSC	w/CDSC
1-Year	4.15%	0.15%
5-Year	3.23%	3.06%
10-Year	4.19%	4.19%

C Shares	NAV
1-Year	4.36%
5-Year	3.43%
10-Year	4.25%

I Shares	NAV
1-Year	5.12%
5-Year	4.19%
10-Year	5.02%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	3.86%	3.69%
30-Day Yield[2]	3.31%	—
SEC 30-Day Yield[2,3]	—	3.17%
Taxable-Equivalent Yield[3,4]	4.99%	4.78%

B Shares	NAV
Dividend Yield[2]	3.10%
30-Day Yield[2]	2.53%
Taxable-Equivalent Yield[4]	3.82%

C Shares	NAV
Dividend Yield[2]	3.34%
30-Day Yield[2]	2.76%
Taxable-Equivalent Yield[4]	4.16%

I Shares	NAV
Dividend Yield[2]	4.08%
SEC 30-Day Yield[2]	3.52%
Taxable-Equivalent Yield[4]	5.31%

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	1.99%	-2.26%
5-Year	3.35%	2.47%
10-Year	4.30%	3.85%

B Shares	w/o CDSC	w/CDSC
1-Year	1.17%	-2.76%
5-Year	2.59%	2.41%
10-Year	3.67%	3.67%

C Shares	NAV
1-Year	1.37%
5-Year	2.78%
10-Year	3.73%

I Shares	NAV
1-Year	2.11%
5-Year	3.56%
10-Year	4.50%

Net Assets ($000)	$441,199

Expense Ratios

Share Class	Gross Expense Ratios
Class A	0.80%
Class B	1.55%
Class C	1.35%
Class I	0.60%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 1, 2010. This is the latest monthly tax-exempt dividend declared during the period covered by this report.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal and state income tax rate of 33.7%.

12	Nuveen Investments

Fund Spotlight (continued) as of 11/30/10 Nuveen North Carolina Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Tax Obligation/Limited	26.4%
Water and Sewer	16.5%
Health Care	12.6%
Transportation	11.8%
Education and Civic Organizations	9.1%
Utilities	7.1%
U.S. Guaranteed	6.5%
Other	10.0%

1	As a percentage of total investments, excluding investments in derivatives, as of November 30, 2010. Holdings are subject to change.

Risk Considerations

Investing in municipal bonds involves interest rate risk, the risk that interest rates will rise, causing bond prices to fall; and credit risk, the risk that an issuer of a municipal bond will be unable to make interest and principal payments. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Nuveen Investments	13

Fund Spotlight as of 11/30/10 Nuveen Tennessee Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FTNTX	FMTBX	FTNCX	FTNRX
Net Asset Value (NAV)	$11.31	$11.31	$11.30	$11.30
Latest Dividend[1]	$0.0375	$0.0305	$0.0325	$0.0395
Inception Date	11/02/87	2/25/97	10/04/93	2/06/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 11/30/10

A Shares	NAV	Offer
1-Year	5.23%	0.81%
5-Year	4.44%	3.54%
10-Year	5.16%	4.71%

B Shares	w/o CDSC	w/CDSC
1-Year	4.37%	0.37%
5-Year	3.66%	3.48%
10-Year	4.53%	4.53%

C Shares	NAV
1-Year	4.59%
5-Year	3.87%
10-Year	4.59%

I Shares	NAV
1-Year	5.46%
5-Year	4.65%
10-Year	5.37%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	3.98%	3.81%
30-Day Yield[2]	2.89%	—
SEC 30-Day Yield[2,3]	—	2.77%
Taxable-Equivalent Yield[3,4]	4.27%	4.09%

B Shares	NAV
Dividend Yield[2]	3.24%
30-Day Yield[2]	2.14%
Taxable-Equivalent Yield[4]	3.16%

C Shares	NAV
Dividend Yield[2]	3.45%
30-Day Yield[2]	2.37%
Taxable-Equivalent Yield[4]	3.50%

I Shares	NAV
Dividend Yield[2]	4.19%
SEC 30-Day Yield[2]	3.11%
Taxable-Equivalent Yield[4]	4.59%

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	2.76%	-1.54%
5-Year	3.92%	3.03%
10-Year	4.73%	4.28%

B Shares	w/o CDSC	w/CDSC
1-Year	2.01%	-1.94%
5-Year	3.14%	2.97%
10-Year	4.11%	4.11%

C Shares	NAV
1-Year	2.22%
5-Year	3.35%
10-Year	4.15%

I Shares	NAV
1-Year	2.97%
5-Year	4.13%
10-Year	4.93%

Net Assets ($000)	$400,460

Expense Ratios

Share Class	Gross Expense Ratios
Class A	0.82%
Class B	1.57%
Class C	1.37%
Class I	0.61%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 1, 2010. This is the latest monthly tax-exempt dividend declared during the period covered by this report.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal and state income tax rate of 32.3%.

14	Nuveen Investments

Fund Spotlight (continued) as of 11/30/10 Nuveen Tennessee Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Utilities	20.2%
Health Care	16.2%
U.S. Guaranteed	16.0%
Water and Sewer	13.3%
Tax Obligation/General	13.0%
Education and Civic Organizations	6.5%
Housing/Multifamily	6.3%
Other	8.5%

1	As a percentage of total investments as of November 30, 2010. Holdings are subject to change.

Risk Considerations

Investing in municipal bonds involves interest rate risk, the risk that interest rates will rise, causing bond prices to fall; and credit risk, the risk that an issuer of a municipal bond will be unable to make interest and principal payments. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Nuveen Investments	15

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
Georgia	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,005.30	$1,002.60	$1,002.70	$1,006.40	$1,021.01	$1,017.25	$1,018.25	$1,022.01
Expenses Incurred During Period	$4.07	$7.83	$6.83	$3.07	$4.10	$7.89	$6.88	$3.09

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.56%, 1.36% and .61% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
Louisiana	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,015.30	$1,011.70	$1,012.60	$1,016.40	$1,020.86	$1,017.10	$1,018.10	$1,021.86
Expenses Incurred During Period	$4.24	$8.02	$7.01	$3.24	$4.26	$8.04	$7.03	$3.24

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.59%, 1.39% and .64% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
North Carolina	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,008.40	$1,004.80	$1,005.90	$1,008.60	$1,021.16	$1,017.40	$1,018.40	$1,022.16
Expenses Incurred During Period	$3.93	$7.69	$6.69	$2.92	$3.95	$7.74	$6.73	$2.94

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .78%, 1.53%, 1.33% and .58% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
Tennessee	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,011.70	$1,008.00	$1,009.10	$1,012.70	$1,021.06	$1,017.30	$1,018.30	$1,022.06
Expenses Incurred During Period	$4.03	$7.80	$6.80	$3.03	$4.05	$7.84	$6.83	$3.04

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .80%, 1.55%, 1.35% and .60% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Georgia Municipal Bond Fund

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 8.1%

$1,000	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2009, 5.250%, 6/15/35	6/19 at 100.00	Aa2	$1,033,680

3,000	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.000%, 7/01/39	7/17 at 100.00	A1	2,968,350

1,700	Bulloch County Development Authority, Georgia, Student Housing and Athletic Facility Lease Revenue Bonds, Georgia Southern University, Series 2004, 5.250%, 8/01/23 – SYNCORA GTY Insured	8/14 at 100.00	A1	1,763,937

1,040	Carrollton Payroll Development Authority, Georgia, Revenue Anticipation Certificates, University of West Georgia, Campus Center Project, Series 2004, 5.250%, 8/01/23 – NPFG Insured	8/14 at 100.00	A1	1,076,962

3,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2001, 5.125%, 10/01/32 – AMBAC Insured	4/12 at 100.00	N/R	2,866,950

1,835	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004, 5.250%, 5/01/17 – NPFG Insured	5/14 at 100.00	Aa3	2,023,455

3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2008C, 5.000%, 9/01/38	9/18 at 100.00	AA	3,078,270
14,575	Total Education and Civic Organizations			14,811,604
	Energy – 0.6%

1,000	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	Baa3	996,200
	Health Care – 13.9%

3,150	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998, 5.375%, 12/01/28	12/10 at 100.00	BB+	2,696,684

	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
1,885	5.000%, 12/01/16	12/14 at 100.00	BBB–	1,942,342
700	5.000%, 12/01/26	12/14 at 100.00	BBB–	643,559

350	Coweta County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc. Project, Series 2010, 5.000%, 6/15/40	6/20 at 100.00	AA–	341,030

3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/45	2/41 at 100.00	A+	2,920,740

	Houston County Hospital Authority, Georgia, Revenue Bonds, Houston Healthcare Project, Series 2007:
2,500	5.250%, 10/01/35	10/17 at 100.00	A2	2,458,925
2,000	5.250%, 10/01/42	10/17 at 100.00	A2	1,939,700

2,025	Macon-Bibb County Hospital Authority, Georgia, Revenue Anticipation Certificates, Medical Center of Central Georgia Inc., Series 2009, 5.000%, 8/01/35	8/19 at 100.00	AA	1,991,041

2,240	Richmond County Development Authority, Georgia, Revenue Bonds, Medical College of Georgia, Cancer Research Center Project, Series 2004A, 5.000%, 12/15/24 – AMBAC Insured	12/14 at 100.00	N/R	2,157,882

	Royston Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Healthcare System Inc., Series 1999:
250	6.700%, 7/01/16	7/11 at 100.00	N/R	248,218
2,250	6.500%, 7/01/27	1/11 at 101.00	N/R	2,024,505

4,000	Savannah Hospital Authority, Georgia, Revenue Bonds, St. Joseph’s/Candler Health System, Series 2003, 5.250%, 7/01/23 – RAAI Insured	1/14 at 100.00	Baa1	3,961,720

2,250	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2007, 5.000%, 10/01/33	10/17 at 100.00	A+	2,141,033
26,600	Total Health Care			25,467,379

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen Georgia Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 2.4%

$3,615	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Series 2007A, 5.250%, 7/15/38 – AMBAC Insured	7/17 at 100.00	Baa2	$3,169,813

1,400	DeKalb County Housing Authority, Georgia, Multifamily Housing Revenue Bonds, Green of Stonecrest Apartments, Series 2001A-1, 5.550%, 12/01/34 – AMBAC Insured (Alternative Minimum Tax)	12/11 at 100.00	N/R	1,256,626
5,015	Total Housing/Multifamily			4,426,439
	Housing/Single Family – 0.7%

1,325	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2002B-2, 5.350%, 12/01/22 (Alternative Minimum Tax)	12/11 at 100.00	AAA	1,335,918
	Industrials – 1.3%

2,500	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	2,466,700
	Materials – 1.7%

2,000	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2002A, 6.000%, 2/01/25 (Alternative Minimum Tax)	2/12 at 101.00	BBB	2,012,700

1,000	Savannah Economic Development Authority, Georgia, Pollution Control Revenue Bonds, Union Camp Corporation, Series 1995, 6.150%, 3/01/17	No Opt. Call	Baa3	1,071,980
3,000	Total Materials			3,084,680
	Tax Obligation/General – 23.5%

1,500	Cherokee County Resource Recovery Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	AA+	1,435,125

2,200	Clark County Hospital Authority, Georgia, Hospital Revenue Bonds, Athens Regional Medical Center, Series 2007, 5.000%, 1/01/32 – NPFG Insured	1/17 at 100.00	Aa1	2,213,662

1,415	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center Project, Series 1999, 5.250%, 1/01/29 – NPFG Insured	1/11 at 100.00	Aa1	1,415,608

3,500	Decatur, Georgia, General Obligation Bonds, Series 2007, 5.000%, 1/01/31 – AGM Insured	1/17 at 100.00	AA+	3,680,530

4,760	Douglas County School District, Georgia, General Obligation Bonds, Series 2007, 5.000%, 4/01/25 – AGM Insured	4/17 at 100.00	AA+	5,138,514

5,000	East Point Building Authority, Georgia, Revenue Bonds, Water and Sewer Project Revenue Bonds, Series 2006A, 5.000%, 2/01/34 – SYNCORA GTY Insured	2/16 at 100.00	N/R	3,947,350

1,145	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2003, 5.000%, 7/01/20 – NPFG Insured	7/13 at 101.00	Aa2	1,190,044

3,000	Forsyth County School District, Georgia, General Obligation Bonds, Series 2005, 5.000%, 2/01/25 – NPFG Insured	2/15 at 100.00	AA+	3,159,330

500	Georgia State, General Obligation Bonds, Series 2007E, 5.000%, 8/01/24	8/17 at 100.00	AAA	548,515

280	Georgia State, General Obligation Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	AAA	308,210

500	Georgia, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15	No Opt. Call	AAA	582,465

5,100	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/16 (UB)	No Opt. Call	AAA	5,332,356

1,690	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, Trust 2868, 13.357% 2/01/36 (IF)	2/18 at 100.00	AAA	1,917,897

1,625	Henry County Hospital Authority, Georgia, Revenue Certificates, Henry Medical Center, Series 2004, 5.000%, 7/01/21 – NPFG Insured	7/14 at 101.00	Aa1	1,691,170

5,270	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	Aa2	5,351,315

18	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	Tax Obligation/General (continued)

	Paulding County School District, Georgia, General Obligation Bonds, Series 2007:
$710	4.750%, 2/01/29	2/17 at 100.00	AA+		$720,380
2,425	5.000%, 2/01/33	2/17 at 100.00	AA+		2,466,662

2,200	Wayne County Hospital Authority, Georgia, Hospital Revenue Bonds, Series 2006, 5.000%, 3/01/23 – SYNCORA GTY Insured	3/16 at 100.00	N/R		2,112,550
42,820	Total Tax Obligation/General				43,211,683
	Tax Obligation/Limited – 13.0%

3,235	Atlanta, Georgia, Downtown Development Authority, Revenue Bonds, Downtown Parking Deck, Series 2006A, 5.000%, 12/01/31 – NPFG Insured	6/16 at 100.00	Aa2		3,259,748

	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007:
350	5.250%, 12/01/22 – AGC Insured	No Opt. Call	AA+		358,813
1,420	5.000%, 12/01/23 – AGC Insured	12/17 at 100.00	AA+		1,421,491

2,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 7.375%, 1/01/31	No Opt. Call	N/R		2,539,975

2,195	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	A–		2,328,851

	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B:
400	5.400%, 1/01/20	7/15 at 100.00	A–		406,632
1,575	5.600%, 1/01/30	7/15 at 100.00	A–		1,505,606

100	Burke County Development Authority, Georgia, Industrial Development Revenue Bonds, Georgia Safe Corporation Project, Series 1991, 7.500%, 2/01/11 (Alternative Minimum Tax)	1/11 at 100.00	N/R		99,939

960	Cobb-Marietta Coliseum and Exhibit Hall Authority, Cobb County, Georgia, Revenue Bonds, Performing Arts Center, Series 2004, 5.000%, 1/01/22	1/14 at 100.00	AAA		1,040,774

110	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 2005, 5.500%, 10/01/26 – NPFG Insured	No Opt. Call	A+		126,343

	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993:
280	5.500%, 10/01/18 – NPFG Insured	No Opt. Call	A		307,840
70	5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	A		73,441

5,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia State University – TUFF/Atlanta Housing LLC, Series 2001A, 5.250%, 9/01/32 – AMBAC Insured	9/11 at 102.00	N/R		4,882,399

1,605	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, City of Macon Projects, Series 2002A, 5.000%, 8/01/17	8/12 at 101.00	A1		1,683,003

2,765	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18	No Opt. Call	AAA		3,225,981

500	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa2		597,585
23,065	Total Tax Obligation/Limited				23,858,421
	Transportation – 2.6%

4,835	Atlanta, Georgia, Airport Passenger Facilities Charge Revenue Bonds, Series 2004J, 5.000%, 1/01/34 – AGM Insured	1/15 at 100.00	AA+		4,838,336
	U.S. Guaranteed – 9.2% (4)

890	Columbia County, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 6/01/22 (Pre-refunded 6/01/14) – AGM Insured	6/14 at 100.00	AA+	(4)	1,010,524

3,750	Coweta County Development Authority, Georgia, Revenue Bonds, Newnan Water and Sewer, and Light Commission Project, Series 2002, 5.250%, 1/01/22 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	N/R	(4)	4,103,963

1,355	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2001, 5.250%, 6/01/26 (Pre-refunded 6/01/11) – AMBAC Insured	6/11 at 102.00	Aa2	(4)	1,415,148

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Georgia Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	U.S. Guaranteed (4) (continued)

$3,085	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2001, 5.500%, 5/15/31 (Pre-refunded 5/15/11)	5/11 at 100.00	N/R	(4)	$3,158,269

4,000	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 1997B, 5.300%, 9/01/27 (Pre-refunded 2/14/12) – NPFG Insured	2/12 at 102.00	Aaa		4,296,240

1,000	Private Colleges and University Facilities Authority, Georgia, Revenue Bonds, Mercer University, Series 1991, 6.500%, 11/01/15 – NPFG Insured (ETM)	No Opt. Call	BBB	(4)	1,171,820

1,675	Summerville, Georgia, Combined Public Utility System Revenue Refunding and Improvement Bonds, Series 2002, 5.750%, 1/01/22 (Pre-refunded 1/01/12)	1/12 at 101.00	Baa1	(4)	1,784,981
15,755	Total U.S. Guaranteed				16,940,945
	Utilities – 6.3%

465	Camden County Solid Waste Management Authority, Georgia, Revenue Bonds, Series 2002, 5.000%, 3/01/21 – NPFG Insured	3/12 at 100.00	Baa1		467,497

3,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Project 1, Series 2007A, 5.000%, 1/01/26 – NPFG Insured	1/17 at 100.00	A		3,062,940

1,500	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1992B, 6.375%, 1/01/16	1/15 at 100.00	A+		1,744,485

565	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/12 – AGM Insured	1/11 at 100.00	AA+		578,068

1,000	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation – Scherer Plant, Series 1992A, 6.800%, 1/01/12	No Opt. Call	A		1,052,050

1,200	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Series 2005A-2, 0.000%, 1/01/33 – FGIC Insured	1/15 at 35.98	A		344,832

1,150	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/21	No Opt. Call	A		1,275,362

3,000	Municipal Electric Authority of Georgia, Project One Subordinated Lien Revenue Bonds, Series 2003A, 5.000%, 1/01/22 – NPFG Insured	1/13 at 100.00	A		3,073,560
11,880	Total Utilities				11,598,794
	Water and Sewer – 16.5%

5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	A1		5,487,198

250	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2002, 5.000%, 10/01/27 – AGM Insured	10/12 at 100.00	AA+		253,728

	Brunswick, Georgia, Water and Sewerage Revenue Refunding and Improvement Bonds, Series 1992:
110	6.000%, 10/01/11 – NPFG Insured	No Opt. Call	A		114,232
400	6.100%, 10/01/19 – NPFG Insured	No Opt. Call	A		484,156

800	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 – AGM Insured	8/18 at 100.00	AA+		815,512

110	Columbia County, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 6/01/22 – AGM Insured	6/14 at 100.00	AA+		118,284

1,000	Commerce, Georgia, Water and Sewer Revenue Refunding and Improvement Bonds, Series 2006, 5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	Aa3		1,029,170

145	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2001, 5.250%, 6/01/26 – AMBAC Insured	6/11 at 102.00	Aa2		150,277

	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2007:
1,100	5.000%, 6/01/32	6/18 at 100.00	Aa2		1,128,006
3,760	5.000%, 6/01/37	6/18 at 100.00	Aa2		3,810,459

1,000	DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/35 – AGM Insured	10/16 at 100.00	AA+		1,027,680

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$2,500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Series 2003A, 5.000%, 10/01/23	10/13 at 100.00	AA+	$2,655,475

1,000	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/29 – NPFG Insured	12/15 at 100.00	Aa2	1,035,530

1,775	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2007, 5.000%, 6/01/37 – NPFG Insured	6/17 at 100.00	Aa2	1,804,039

2,260	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2007, 5.000%, 4/01/37 – AGM Insured	4/17 at 100.00	Aaa	2,286,148

970	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 1/01/22 – FGIC Insured	1/14 at 100.00	Aa2	1,015,396

5,000	Macon Water Authority, Georgia, Water and Sewer Revenue Bonds, Series 2001B, 5.375%, 10/01/18	10/11 at 101.00	Aa1	5,224,299

1,000	Midgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%, 12/01/16 – AGM Insured	No Opt. Call	AA+	1,154,000

100	Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008, 5.625%, 1/01/33	1/19 at 100.00	Aa2	107,446
465	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, The Oconee-Hard Creek Reservoir Project, Series 2008, 5.000%, 2/01/38 – AGM Insured	2/18 at 100.00	Aa2	469,292
28,745	Total Water and Sewer			30,170,327
$181,115	Total Investments (cost $181,787,589) – 99.8%			183,207,426
	Floating Rate Obligations – (1.8)%			(3,380,000)
	Other Assets Less Liabilities – 2.0%			3,713,748
	Net Assets – 100%			$183,541,174

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Louisiana Municipal Bond Fund

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.0%

	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
$2,945	5.500%, 5/15/30	5/11 at 101.00	BBB	$2,951,450
2,000	5.875%, 5/15/39	5/11 at 101.00	BBB	1,995,820
4,945	Total Consumer Staples			4,947,270
	Education and Civic Organizations – 7.8%

1,500	Calcasieu Parish Public Trust Authority, Louisiana, Student Housing Lease Revenue Bonds, McNeese State University, Series 2001, 5.250%, 5/01/33 – NPFG Insured	5/11 at 101.00	A	1,434,270

2,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2002, 5.000%, 10/01/22 – NPFG Insured	10/12 at 102.00	A	2,069,640

1,675	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southeastern Louisiana University Student Housing Facilities Inc., Series 2004A, 5.000%, 8/01/27 – NPFG Insured	8/14 at 100.00	A3	1,602,724

3,000	Louisiana Public Facilities Authority, Grambling University Black and Gold Facilities Project Revenue Bonds, Series 2007A, 5.000%, 7/01/39 – CIFG Insured	7/17 at 100.00	BBB–	2,597,610
8,175	Total Education and Civic Organizations			7,704,244
	Health Care – 19.5%

1,500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Womans Hospital Foundation Project, Series 2010A, 5.875%, 10/01/40	10/20 at 100.00	A3	1,449,750

3,400	Louisiana Public Facilities Authority, Health Facilities Revenue Refunding Bonds, Sisters of Mercy Health System of St. Louis Inc., Series 1993A, 5.000%, 6/01/19	No Opt. Call	AA–	3,682,506

1,800	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25 – AGM Insured	No Opt. Call	AA+	1,938,150

	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A:
1,000	6.375%, 7/01/30	7/14 at 100.00	A+	1,030,030
2,000	5.250%, 8/15/32	8/15 at 100.00	A+	1,924,660

2,300	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Touro Infirmary, Series 1999A, 5.625%, 8/15/29	2/11 at 100.00	Ba1	1,811,411

2,550	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	A	2,599,904

5,050	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	4,796,995
19,600	Total Health Care			19,233,406
	Housing/Multifamily – 1.1%

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, GNMA Collateralized Mortgage Revenue Refunding Bonds, Sharlo Apartments, Series 2002A, 6.500%, 6/20/37	6/12 at 105.00	Aaa	1,065,700
	Housing/Single Family – 6.1%

690	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2006B, 5.350%, 9/01/38 (Alternative Minimum Tax)	9/16 at 104.00	Aaa	724,279

770	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Refunding Bonds, Series 2001A, 6.050%, 4/01/32 (Alternative Minimum Tax)	4/11 at 105.00	Aaa	810,079

255	East Baton Rouge Mortgage Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Family Mortgage Revenue Refunding Bonds, Series 1997D, 5.900%, 10/01/30 (Alternative Minimum Tax)	4/11 at 100.50	Aaa	265,616

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)

$1,330	Jefferson Parish Finance Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2007C, 5.500%, 12/01/39	6/17 at 103.50	Aaa	$1,409,494

580	Jefferson Parish Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2006C, 5.000%, 6/01/33	6/16 at 103.00	Aaa	592,893

1,265	Louisiana Housing Finance Agency, Single Family Mortgage Revenue Bonds, Homeownership Program Series 2009A, 5.250%, 12/01/40	6/19 at 100.00	Aaa	1,291,072

25	Louisiana Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1997B-1, 5.500%, 12/01/22	12/10 at 100.00	Aaa	25,234

20	Louisiana Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1997B-2, 5.600%, 6/01/17 (Alternative Minimum Tax)	12/10 at 100.00	Aaa	20,622

135	New Orleans Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 1996A, 6.100%, 12/01/29 (Alternative Minimum Tax)	12/10 at 100.00	Aaa	136,351

75	New Orleans Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 1997A, 5.850%, 12/01/30 (Alternative Minimum Tax)	12/10 at 100.00	Aaa	78,010

185	New Orleans Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Refunding Bonds, Series 1998B-2, 5.200%, 12/01/21 (Alternative Minimum Tax)	12/10 at 100.00	Aaa	187,074

270	Rapides Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1998A, 5.450%, 12/01/30 (Alternative Minimum Tax)	12/10 at 100.00	Aaa	270,076

140	Rapides Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1998B, 5.350%, 6/01/26	12/10 at 100.00	Aaa	140,090
5,740	Total Housing/Single Family			5,950,890
	Long-Term Care – 3.1%

3,000	Louisiana Housing Finance Agency, GNMA Collateralized Mortgage Revenue Bonds, St. Dominic Assisted Care Facility, Series 1995, 6.950%, 9/01/36	3/11 at 100.00	AA+	3,055,320
	Materials – 3.7%

1,250	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 1998A, 5.600%, 11/01/22 (Alternative Minimum Tax)	5/11 at 100.00	BBB	1,242,000

1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	1,025,530

1,500	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB+	1,402,200
3,750	Total Materials			3,669,730
	Tax Obligation/General – 6.6%

2,000	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AA+	2,216,420

3,170	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2005, 5.250%, 12/01/25 – NPFG Insured	12/15 at 100.00	A	3,247,633

1,000	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A3	1,056,930
6,170	Total Tax Obligation/General			6,520,983
	Tax Obligation/Limited – 26.7%

335	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Series 1996C, 5.600%, 7/15/25 – NPFG Insured	1/11 at 100.00	A	325,858

	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Revenue Bonds, Senior Subordinate Series 2004:
2,525	5.000%, 7/15/15 – AMBAC Insured	7/14 at 101.00	BBB	2,674,177
2,000	5.000%, 7/15/21 – AMBAC Insured	7/14 at 101.00	BBB	1,975,560

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Louisiana Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Ascension Parish Library Project, Series 2005, 5.250%, 4/01/35 – AMBAC Insured	4/15 at 100.00	A	$1,001,460

1,570	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured	No Opt. Call	N/R	1,597,035

1,135	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Jefferson Parish Project, Refunding Series 2009A, 5.375%, 4/01/31	4/19 at 100.00	Aa2	1,183,283

1,000	Louisiana State Office Facilities Corporation, Lease Revenue Bonds, State Capitol Complex Program, Refunding Series 2010A, 5.000%, 5/01/21 (WI/DD, Settling 12/09/10)	5/20 at 100.00	Aa3	1,072,450

1,000	Louisiana State Office Facilities Corporation, Lease Revenue Bonds, State Capitol Complex Program, Series 2003, 5.000%, 11/01/21 – NPFG Insured	11/13 at 100.00	Aa3	1,030,690

2,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B, 5.000%, 5/01/37	5/20 at 100.00	AA	2,038,300

1,500	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 5.000%, 5/01/31 – AGM Insured	5/16 at 100.00	AA+	1,547,670

10,945	Orleans Parish School Board, Louisiana, Public School Refunding Bonds, Series 1991, 0.000%, 2/01/15 – FGIC Insured	No Opt. Call	N/R	8,473,398

1,875	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	1,899,094

1,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.375%, 10/01/19	4/11 at 101.00	BBB+	1,517,910
28,385	Total Tax Obligation/Limited			26,336,885
	Transportation – 4.7%

4,700	New Orleans Aviation Board, Louisiana, Gulf Opportunity Zone Revenue Bonds, Passenger Facility Charge Projects, Series 2010A, 5.250%, 1/01/41	1/20 at 100.00	A–	4,654,128
	Utilities – 7.9%

1,500	DeSoto Parish, Louisiana, Pollution Control Revenue Refunding Bonds, Cleco Utility Group Inc. Project, Series 1999, 5.875%, 9/01/29 – AMBAC Insured	3/11 at 101.00	BBB	1,501,365

4,000	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/20 – NPFG Insured	11/14 at 100.00	A+	4,312,080

2,000	Saint Tammany Parish, Louisana, Utilities Revenue Bonds, Series 2010B, 5.000%, 8/01/40	8/20 at 100.00	A+	1,963,440
7,500	Total Utilities			7,776,885
	Water and Sewer – 3.1%

1,500	East Baton Rouge Sewage Commission, Louisiana, Revenue Bonds, Series 2009A, 5.250%, 2/01/34	2/19 at 100.00	Aa2	1,552,755

1,500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Denham Springs Sewer District 1 Project, Series 2009, 5.000%, 12/01/39 – AGC Insured	12/19 at 100.00	AA+	1,527,765
3,000	Total Water and Sewer			3,080,520
$95,965	Total Investments (cost $93,815,988) – 95.3%			93,995,961
	Other Assets Less Liabilities – 4.7%			4,633,292
	Net Assets – 100%			$98,629,253

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

24	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen North Carolina Municipal Bond Fund

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 0.7%

$3,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB	$2,739,390

425	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	446,656
3,425	Total Consumer Staples			3,186,046
	Education and Civic Organizations – 9.3%

1,550	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.250%, 7/15/17 – NPFG Insured	No Opt. Call	Aa3	1,798,760

1,000	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 6.000%, 6/01/31	6/18 at 100.00	BBB	1,011,420

3,000	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds, Wake Forest University, Series 2009, 5.000%, 1/01/38	1/19 at 100.00	AA	3,066,930

5,000	North Carolina Capital Facilities Financing Agency, General Revenue Bonds, Duke University, Series 2006A, 5.000%, 10/01/39	10/16 at 100.00	AA+	5,120,300

	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Johnson and Wales University, Series 2003A:
1,000	5.250%, 4/01/23 – SYNCORA GTY Insured	4/13 at 100.00	N/R	1,010,100
3,350	5.000%, 4/01/33 – SYNCORA GTY Insured	4/13 at 100.00	N/R	3,113,490

1,035	University of North Carolina System, Pooled Revenue Bonds, Series 2002B, 5.375%, 4/01/20 – AMBAC Insured	10/12 at 100.00	N/R	1,068,979

1,085	University of North Carolina System, Pooled Revenue Bonds, Series 2004C, 5.000%, 4/01/29 – AMBAC Insured	4/14 at 100.00	Aa3	1,108,642

5,000	University of North Carolina System, Pooled Revenue Bonds, Series 2006A, 5.000%, 10/01/33 – NPFG Insured	10/16 at 100.00	Aa3	5,029,800

	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A:
245	5.375%, 4/01/16 – AMBAC Insured	10/12 at 100.00	A+	260,981
140	5.375%, 4/01/20 – AMBAC Insured	10/12 at 100.00	A+	148,243
50	5.000%, 4/01/27 – AMBAC Insured	10/12 at 100.00	A+	50,424

405	University of North Carolina, Asheville, General Revenue Refunding Bonds, Series 2002A, 5.000%, 6/01/15 – AMBAC Insured	6/12 at 100.00	A1	423,237

445	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2001A, 5.000%, 12/01/20	6/11 at 100.00	Aaa	449,726

1,710	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2002B, 5.000%, 12/01/11	No Opt. Call	Aaa	1,789,669

	University of North Carolina, Chapel Hill, Utilities System Revenue Refunding Bonds, Series 1997:
4,000	0.000%, 8/01/15	No Opt. Call	Aaa	3,676,200
4,265	0.000%, 8/01/18	No Opt. Call	Aaa	3,428,760
2,750	0.000%, 8/01/20	No Opt. Call	Aaa	2,001,450

785	University of North Carolina, Charlotte, Certificates of Participation, Student Housing Project, Series 2005, 5.000%, 3/01/21 – AMBAC Insured	3/15 at 100.00	A	825,310

4,000	University of North Carolina, Charlotte, General Revenue Bonds, Series 2007B, 5.000%, 4/01/32 – AGM Insured	4/17 at 100.00	AA+	4,110,080

1,300	University of North Carolina, Greensboro, General Revenue Bonds, Series 2009A, 5.000%, 4/01/34 – AGC Insured	4/19 at 100.00	AA+	1,343,315
42,115	Total Education and Civic Organizations			40,835,816
	Energy – 0.3%

1,500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Baa3	1,505,953

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen North Carolina Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care – 12.7%

	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007:
$3,005	5.250%, 10/01/27	10/17 at 100.00	N/R	$2,683,014
2,225	5.250%, 10/01/38	10/17 at 100.00	N/R	1,680,609

7,550	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	7,450,038

2,900	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Refunding Revenue Bonds, Carolinas HealthCare System, Series 2009A, 5.250%, 1/15/39	1/19 at 100.00	AA–	2,957,449

3,250	Johnston Memorial Hospital Authority, North Carolina, Mortgage Revenue Bonds, Johnston Memorial Hospital Project, Series 2008, 5.250%, 10/01/36 – AGM Insured	4/18 at 100.00	AA+	3,310,158

2,445	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2006B, 5.125%, 10/01/31 – AGM Insured	10/19 at 100.00	AA+	2,497,103

1,250	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant Health Inc., Series 2010A, 5.250%, 11/01/40 (WI/DD, Settling 12/01/10)	11/20 at 100.00	A+	1,249,938

5,650	North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue Bonds, Morehead Memorial Hospital Project, Series 2005, 5.000%, 11/01/30 – AGM Insured	5/15 at 100.00	AA+	5,724,580

2,290	North Carolina Medical Care Commission, Health Care Facilities Refunding Revenue Bonds, Blue Ridge HealthCare, Series 2010A, 5.000%, 1/01/36	1/20 at 100.00	A	2,176,897

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Scotland Memorial Hospital, Series 1999:
625	5.500%, 10/01/19 – RAAI Insured	4/11 at 100.00	BBB	625,306
1,385	5.500%, 10/01/29 – RAAI Insured	4/11 at 100.00	BBB	1,337,647

1,055	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Union Regional Medical Center, Series 2002A, 5.250%, 1/01/14	1/12 at 100.00	A+	1,084,266

690	North Carolina Medical Care Commission, Healthcare Revenue Bonds, Carolina Medicorp, Series 1996, 5.250%, 5/01/21	5/17 at 100.00	A+	690,697

	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006:
25	5.000%, 11/01/34	No Opt. Call	A+	25,113
4,150	5.000%, 11/01/39	11/16 at 100.00	A+	4,149,834

3,500	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Series 1999, 6.250%, 6/01/29	12/10 at 101.00	A	3,512,145

3,580	North Carolina Medical Care Commission, Hospital Revenue Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/20	11/17 at 100.00	A–	3,685,288

500	North Carolina Medical Care Commission, Revenue Bonds, Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 – FGIC Insured	1/15 at 100.00	A	492,745

7,040	North Carolina Medical Care Commission, Revenue Bonds, Hugh Chatham Memorial Hospital, Series 2007, 5.000%, 8/01/35 – NPFG Insured	2/17 at 100.00	A	6,811,763

750	Northern Hospital District of Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38	4/18 at 100.00	BBB	758,265

	Onslow County Hospital Authority, North Carolina, FHA Insured Mortgage Revenue Bonds, Onslow Memorial Hospital Project, Series 2006:
1,155	5.000%, 4/01/31 – NPFG Insured	10/16 at 100.00	A	1,168,028
2,000	5.000%, 10/01/34 – NPFG Insured	10/16 at 100.00	A	2,003,380
57,020	Total Health Care			56,074,263
	Housing/Single Family – 3.1%

975	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 100.00	AA	975,127

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)

$665	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 3A, 5.200%, 7/01/26 (Alternative Minimum Tax)	1/11 at 100.00	AA	$665,126

1,750	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 4A, 5.300%, 7/01/26 (Alternative Minimum Tax)	1/11 at 100.00	AA	1,763,913

2,790	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 5A, 5.625%, 7/01/30 (Alternative Minimum Tax)	1/11 at 100.00	AA	2,790,977

925	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 6A, 6.200%, 1/01/29 (Alternative Minimum Tax)	1/11 at 100.00	AA	925,786

2,250	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative Minimum Tax)	1/17 at 100.00	AA	2,168,753

1,430	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)	7/16 at 100.00	AA	1,388,559

515	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1995DD, 6.200%, 9/01/27 (Alternative Minimum Tax)	3/11 at 100.00	AA	519,398

1,150	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1996LL, 6.200%, 3/01/26 (Alternative Minimum Tax)	3/11 at 100.00	AA	1,208,213

710	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1997RR, 5.850%, 9/01/28 (Alternative Minimum Tax)	3/11 at 100.00	AA	710,419

520	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1998VV, 5.250%, 3/01/17 (Alternative Minimum Tax)	3/11 at 100.00	AA	517,166
13,680	Total Housing/Single Family			13,633,437
	Long-Term Care – 1.2%

1,000	North Carolina Medical Care Commission, First Mortgage Revenue Bonds, The Forest at Duke, Inc., Series 2007, 5.125%, 9/01/27	9/17 at 100.00	N/R	976,310

	North Carolina Medical Care Commission, Revenue Bonds, First Mortgage Galloway Ridge Project, Series 2010A:
1,555	5.875%, 1/01/31	1/20 at 100.00	N/R	1,481,868
1,520	6.000%, 1/01/39	1/20 at 100.00	N/R	1,464,064

1,000	North Carolina Medical Care Commission, Revenue Bonds, Givens Estates, Series 2007, 5.000%, 7/01/33	7/17 at 102.00	N/R	903,430

600	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006A, 5.000%, 1/01/36	1/16 at 100.00	N/R	536,202
5,675	Total Long-Term Care			5,361,874
	Materials – 0.3%

1,350	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27	3/17 at 100.00	BBB	1,180,508
	Tax Obligation/General – 4.4%

2,340	Charlotte, North Carolina, General Obligation Bonds, Series 2002A, 5.000%, 7/01/24	7/12 at 100.00	AAA	2,351,232

1,875	Cumberland County, North Carolina, General Obligation School Bonds, Series 2002, 5.000%, 2/01/21	2/12 at 101.00	AA+	1,980,056

1,500	Forsyth County, North Carolina, General Obligation Bonds, Limited Obligation Series 2009, 5.000%, 4/01/30	4/20 at 100.00	AA+	1,585,275

105	North Carolina State, General Obligation Bonds, Series 2005A, 5.000%, 3/01/19	3/15 at 100.00	AAA	118,505

	North Carolina, General Obligation Bonds, Series 2004A:
2,000	5.000%, 3/01/16	3/14 at 100.00	AAA	2,232,260
2,000	5.000%, 3/01/22	3/14 at 100.00	AAA	2,170,340

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen North Carolina Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

	Ramseur, North Carolina, General Obligation Water Refunding Bonds, Series 1997:
$120	5.750%, 6/01/18	12/10 at 102.00	N/R	$122,648
125	5.750%, 6/01/19	12/10 at 102.00	N/R	127,721
125	5.750%, 6/01/20	12/10 at 102.00	N/R	127,696
130	5.750%, 6/01/21	12/10 at 102.00	N/R	132,785
105	5.750%, 6/01/22	12/10 at 102.00	N/R	107,238

	Wake County, North Carolina, Limited Obligation Bonds, Series 2010:
6,000	5.000%, 1/01/33	1/20 at 100.00	AA+	6,251,040
2,115	5.000%, 1/01/37	1/20 at 100.00	AA+	2,181,136
18,540	Total Tax Obligation/General			19,487,932
	Tax Obligation/Limited – 26.7%

1,000	Buncombe County, North Carolina, Certificates of Participation, Series 2005, 5.000%, 4/01/22 – AMBAC Insured	4/15 at 100.00	AA	1,059,940

4,000	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 7.250%, 8/01/34	8/18 at 100.00	N/R	3,516,880

1,470	Burke County, North Carolina, Certificates of Participation, Series 2006A, 5.000%, 4/01/22 – AMBAC Insured	4/16 at 100.00	A1	1,530,255

	Cabarrus County, North Carolina, Certificates of Participation, Series 2002:
1,330	5.250%, 2/01/19	2/13 at 100.00	AA	1,416,743
3,990	5.000%, 2/01/22	2/13 at 100.00	AA	4,098,807

3,870	Catawba County, North Carolina, Certificates of Participation, Series 2005, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	Aa2	3,983,004

1,400	Charlotte, North Carolina, Certificates of Participation, Governmental Facilities Projects, Series 2003G, 5.375%, 6/01/26	6/13 at 100.00	AA+	1,453,354

5,000	Charlotte, North Carolina, Certificates of Participation, Transit Projects Phase 2, Series 2005E, 5.000%, 6/01/35	6/15 at 100.00	AA+	5,047,100

2,500	Charlotte, North Carolina, Certificates of Participation, Transit Projects, Series 2003A, 5.000%, 6/01/33	6/13 at 100.00	AA+	2,533,700

1,750	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Series 2002, 5.000%, 6/01/25	6/12 at 101.00	AAA	1,855,630

1,260	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Series 2004, 5.000%, 6/01/34	6/14 at 100.00	AAA	1,291,903

1,135	Craven County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 6/01/23 – NPFG Insured	6/17 at 100.00	AA–	1,203,622

2,255	Dare County, North Carolina, Certificates of Participation, Series 2002, 5.250%, 6/01/16 – AMBAC Insured	12/12 at 100.00	AA–	2,432,356

	Fayetteville Finance Corporation, North Carolina, Installment Payment Revenue Bonds, Municipal Building Project, Series 2005:
1,990	5.250%, 2/01/17 – NPFG Insured	2/15 at 100.00	AA	2,208,661
910	5.250%, 2/01/19 – NPFG Insured	2/15 at 100.00	AA	985,748

	Harnett County, North Carolina, Certificates of Participation, Series 2007A:
2,770	5.000%, 12/01/23 – AGM Insured	12/17 at 100.00	AA+	2,954,787
1,520	5.000%, 12/01/24 – AGM Insured	12/17 at 100.00	AA+	1,606,990

2,000	Hartnett County, North Carolina, Certificates of Participation, Series 2002, 5.125%, 12/01/23 – AGM Insured	12/12 at 101.00	AA+	2,103,100

1,225	Iredell County, North Carolina, Certificates of Participation, Iredell County School Project, Series 2006, 5.000%, 6/01/25 – AMBAC Insured	6/16 at 100.00	AA–	1,286,507

1,820	Iredell County, North Carolina, Certificates of Participation, Public Facilities Project, Series 2003, 5.250%, 10/01/18 – AMBAC Insured	10/13 at 100.00	Aa3	1,972,025

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

	Lee County, North Carolina, Certificates of Participation, Public Schools and Community College, Series 2004:
$1,715	5.250%, 4/01/19 – AGM Insured	4/14 at 100.00	AA+	$1,839,269
1,715	5.250%, 4/01/21 – AGM Insured	4/14 at 100.00	AA+	1,810,577
715	5.250%, 4/01/22 – AGM Insured	4/14 at 100.00	AA+	751,351

1,265	Montgomery County, North Carolina, Certificates of Participation, Series 2007B, 5.000%, 2/01/30 – AMBAC Insured	2/17 at 100.00	A–	1,264,140

4,400	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Capital Improvements, Series 2005A, 5.000%, 2/01/19	2/15 at 100.00	AA+	4,887,960

	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional Facilities, Series 2004A:
2,250	5.000%, 2/01/21	2/14 at 100.00	AA+	2,446,988
1,000	5.000%, 2/01/22	2/14 at 100.00	AA+	1,068,880

	North Carolina Infrastructure Finance Corporation, Certificates of Participation, State Repair, Series 2007B:
3,750	5.000%, 6/01/22 – AMBAC Insured	6/17 at 100.00	AA+	4,046,100
3,750	5.000%, 6/01/23 – AMBAC Insured	6/17 at 100.00	AA+	4,015,613

3,000	North Carolina Infrastructure Finance Corporation, Lease Purchase Revenue Bonds, North Carolina Facilities Project, Series 2004, 5.000%, 11/01/21	11/14 at 100.00	AA+	3,177,840

2,500	North Carolina, Certificates of Participation, Repair and Renovation Project, Series 2004B, 5.000%, 6/01/20	6/14 at 100.00	AA+	2,654,650

1,290	North Carolina, Certificates of Participation, Series 2003, 5.250%, 6/01/22	6/13 at 100.00	AA+	1,351,094

	Orange County, North Carolina, Certificates of Participation, Public Improvement Project, Series 2006A:
1,080	5.000%, 4/01/20 – AMBAC Insured	4/16 at 100.00	AA	1,172,027
1,105	5.000%, 4/01/21 – AMBAC Insured	4/16 at 100.00	AA	1,186,936

	Pitt County, North Carolina, Certificate of Participation, Series 2007:
1,265	5.000%, 4/01/25 – NPFG Insured	4/18 at 100.00	AA–	1,321,761
1,175	5.000%, 4/01/26 – NPFG Insured	4/18 at 100.00	AA–	1,219,474
1,395	5.000%, 4/01/27 – NPFG Insured	4/18 at 100.00	AA–	1,439,849
1,240	5.000%, 4/01/28 – NPFG Insured	4/18 at 100.00	AA–	1,272,848

	Pitt County, North Carolina, Certificates of Participation, School Facilities Project, Series 2004B:
1,415	5.000%, 4/01/20 – AMBAC Insured	4/14 at 100.00	AA–	1,476,227
1,415	5.000%, 4/01/21 – AMBAC Insured	4/14 at 100.00	AA–	1,466,308
1,415	5.000%, 4/01/22 – AMBAC Insured	4/14 at 100.00	AA–	1,459,148

15,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/44 – NPFG Insured	No Opt. Call	Aa2	1,775,250

26,250	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	5,482,838

4,190	Raleigh, North Carolina, Certificates of Participation, Series 2007, 5.000%, 2/01/27	2/17 at 100.00	AA+	4,383,033

1,000	Rutherford County, North Carolina, Certificates of Participation, Series 2002, 5.000%, 9/01/21 – AMBAC Insured	9/12 at 101.00	A1	1,019,040

2,950	Sampson Area Development Corporation, Sampson County, North Carolina, Installment Payment Revenue Bonds, Series 2010, 5.250%, 6/01/24 – AGM Insured	No Opt. Call	AA+	3,291,286

1,000	Sampson County, North Carolina, Certificates of Participation, Series 2006, 5.000%, 6/01/34 – AGM Insured	6/17 at 100.00	AA+	1,006,340

665	Union County, North Carolina, Certificates of Participation, Series 2003, 5.000%, 6/01/11 – AMBAC Insured	No Opt. Call	Aa2	680,495

2,635	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	2,590,627

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB	996,820

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen North Carolina Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	Tax Obligation/Limited (continued)

$1,250	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3		$1,288,763

100	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan Notes,Series 2009A-1, 5.000%, 10/01/39	10/19 at 100.00	BBB		95,160

1,000	Wilmington, North Carolina, Certificates of Participation, Series 2004, 5.250%, 9/01/24 – AMBAC Insured	9/14 at 100.00	Aa2		1,038,500

3,975	Wilmington, North Carolina, Certificates of Participation, Series 2008A, 5.000%, 6/01/33	6/18 at 100.00	AA		4,055,971

1,000	Wilmington, North Carolina, Storm Water Fee Revenue Bonds, Series 2007, 5.000%, 6/01/33 – AMBAC Insured	6/17 at 100.00	AA		1,015,240

1,700	Wilson County, North Carolina, Certificates of Participation, School Facilities Project, Series 2007, 5.000%, 4/01/25 – AMBAC Insured	4/17 at 100.00	Aa3		1,751,969

1,635	Wilson, North Carolina, Certificates of Participation, Public Facilities, Series 2007A, 5.000%, 5/01/25 – AGC Insured	5/17 at 100.00	AA+		1,696,231
147,400	Total Tax Obligation/Limited				118,037,715
	Transportation – 12.0%

6,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.500%, 7/01/34	7/20 at 100.00	A+		6,263,160

10,280	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010B, 5.375%, 7/01/28 (Alternative Minimum Tax)	7/20 at 100.00	A+		10,333,045

900	Charlotte, North Carolina, Airport Revenue Bonds, Series 2004A, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	A+		943,641

5,000	Charlotte, North Carolina, Airport Revenue Bonds, Series 2007A, 5.000%, 7/01/36 – AMBAC Insured	7/17 at 100.00	A+		5,005,350

3,300	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40	2/20 at 100.00	A3		3,329,403

	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
100	5.250%, 1/01/23 – AGC Insured	1/19 at 100.00	AA+		108,524
100	5.125%, 1/01/24 – AGC Insured	No Opt. Call	AA+		106,248
650	5.500%, 1/01/29 – AGC Insured	1/19 at 100.00	AA+		686,634
8,650	5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA+		9,114,938

	North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Revenue Bonds, Series 2009B:
20,640	0.000%, 1/01/36 – AGC Insured	No Opt. Call	AA+		4,799,832
19,700	0.000%, 1/01/37 – AGC Insured	No Opt. Call	AA+		4,300,510
14,335	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA+		2,936,525

710	Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, Series 1999B, 6.000%, 7/01/21 – AGM Insured (Alternative Minimum Tax)	1/11 at 100.50	AA+		714,416

2,750	Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, Series 2001A, 5.250%, 7/01/15 – AGM Insured	7/11 at 101.00	AA+		2,844,793

1,375	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2010A, 5.000%, 5/01/36	No Opt. Call	Aa3		1,386,248
94,490	Total Transportation				52,873,267
	U.S. Guaranteed – 6.6% (4)

450	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AAA		517,478

1,090	Johnston County, North Carolina, General Obligation Bonds, Series 2005, 5.250%, 2/01/17 (Pre-refunded 2/01/15) – FGIC Insured	2/15 at 100.00	AA+	(4)	1,265,991

	Johnston County, North Carolina, General Obligation Bonds, Series 2007:
3,510	5.000%, 2/01/23 (Pre-refunded 2/01/17) – FGIC Insured	2/17 at 100.00	AA+	(4)	4,179,497
2,315	5.000%, 2/01/24 (Pre-refunded 2/01/17) – FGIC Insured	2/17 at 100.00	AA+	(4)	2,756,563

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	U.S. Guaranteed (4) (continued)

$995	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1991A, 6.500%, 1/01/18 (ETM)	1/11 at 100.00	AAA		$1,285,242

4,000	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2001, 5.250%, 10/01/31 (Pre-refunded 10/01/11)	10/11 at 101.00	AA	(4)	4,194,840

1,250	North Carolina Medical Care Commission, Revenue Bonds, Northeast Medical Center, Series 2004, 5.000%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	Aa3	(4)	1,435,000

1,655	North Carolina State, General Obligation Bonds, Series 2005A, 5.000%, 3/01/19 (Pre-refunded 3/01/15)	3/15 at 100.00	N/R	(4)	1,912,866

1,000	Orange Water and Sewerage Authority, North Carolina, Water and Sewerage System Revenue Bonds, Series 2004A, 5.250%, 7/01/20 (Pre-refunded 7/01/14)	7/14 at 100.00	AA+	(4)	1,146,480

	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2001A:
2,445	5.250%, 11/01/19 (Pre-refunded 5/01/11) – FGIC Insured	5/11 at 101.00	Aa3	(4)	2,520,257
105	5.000%, 11/01/31 (Pre-refunded 5/01/11) – FGIC Insured	5/11 at 101.00	Aa3	(4)	108,123

	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A:
480	5.375%, 4/01/16 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R	(4)	522,019
430	5.375%, 4/01/16 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R	(4)	467,062
490	5.375%, 4/01/20 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R	(4)	532,895
530	5.375%, 4/01/20 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R	(4)	575,681
40	5.000%, 4/01/27 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R	(4)	43,174

620	University of North Carolina, Asheville, General Revenue Refunding Bonds, Series 2002A, 5.000%, 6/01/15 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	A1	(4)	660,603

2,555	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2001A, 5.000%, 12/01/20 (Pre-refunded 6/01/11)	6/11 at 100.00	Aaa		2,616,269

2,350	Winston-Salem, North Carolina, Certificates of Participation, Series 2001A, 5.000%, 6/01/20 (Pre-refunded 6/01/11)	6/11 at 101.00	AA+	(4)	2,428,230
26,310	Total U.S. Guaranteed				29,168,270
	Utilities – 7.2%

1,000	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico San Juan Project, Series 2010D, 5.900%, 6/01/40	6/20 at 100.00	Baa3		1,015,980

1,000	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Series 2009B, 5.000%, 3/01/35	3/19 at 100.00	Aa2		1,021,970

3,875	Monroe, North Carolina, Combined Enterprise System Revenue Bonds, Series 2008A, 5.000%, 3/01/33 – AGC Insured	3/18 at 100.00	AA+		3,939,519

2,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2003C, 5.375%, 1/01/17	1/13 at 100.00	A–		2,143,580

5,600	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	A–		5,818,624

	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B:
590	5.500%, 1/01/17 – FGIC Insured	1/17 at 100.00	Baa1		591,316
5,300	6.000%, 1/01/18 – AMBAC Insured	No Opt. Call	Baa1		6,304,350
270	5.500%, 1/01/21	1/21 at 100.00	A–		270,351
5	5.500%, 1/01/21 – AGM Insured	No Opt. Call	AA+		5,010
335	6.000%, 1/01/22	No Opt. Call	A–		394,838
500	6.000%, 1/01/22 – RAAI Insured	No Opt. Call	Baa1		589,310
50	6.000%, 1/01/26	No Opt. Call	A–		58,690

340	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2008A, 5.000%, 1/01/23	1/18 at 100.00	A–		358,642

1,400	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30	1/19 at 100.00	A		1,417,584

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen North Carolina Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A:
$2,000	5.250%, 1/01/15 – AMBAC Insured	1/13 at 100.00	A	$2,143,600
20	5.250%, 1/01/19 – NPFG Insured	1/13 at 100.00	A	21,362

2,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2008C, 5.250%, 1/01/20	1/18 at 100.00	A	2,229,860

	Shelby, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004:
1,035	5.000%, 5/01/20 – SYNCORA GTY Insured	5/14 at 100.00	A	1,078,490
610	5.000%, 5/01/24 – SYNCORA GTY Insured	5/14 at 100.00	A	624,396

1,500	Wake County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Revenue Refunding Bonds, Carolina Power and Light Company, Series 2002, 5.375%, 2/01/17	2/12 at 101.00	A1	1,583,160
29,430	Total Utilities			31,610,632
	Water and Sewer – 16.7%

1,000	Asheville, North Carolina, Water System Revenue Bonds, Series 2007, 5.000%, 8/01/32 – NPFG Insured	8/17 at 100.00	AA	1,020,100

1,280	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2004A, 5.250%, 4/01/23 – AGM Insured	4/14 at 100.00	AA+	1,397,965

7,900	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 4/01/31 – AGM Insured	4/18 at 100.00	AA+	8,096,868

4,540	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2008, 5.000%, 8/01/35	8/18 at 100.00	AA	4,678,152

2,000	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2009B, 5.000%, 7/01/38	7/20 at 100.00	AAA	2,117,840

2,000	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2001, 5.125%, 6/01/26	6/11 at 101.00	AAA	2,051,620

2,825	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2005A, 5.000%, 12/01/21	12/14 at 102.00	AAA	3,067,385

1,075	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2008, 5.000%, 7/01/38	7/18 at 100.00	AAA	1,121,462

	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2005A:
1,690	5.000%, 6/01/25	6/15 at 100.00	AAA	1,789,338
610	5.000%, 6/01/26	6/15 at 100.00	AAA	643,263

5,615	Harnett County, North Carolina, Enterprise System Revenue Bonds, Series 2007A, 5.000%, 5/01/27 – AGM Insured	5/17 at 100.00	AA+	5,866,889

1,980	High Point, North Carolina, Combined Enterprise System Revenue Bonds, Series 2008, 5.000%, 11/01/33 – AGM Insured	11/18 at 100.00	AA+	2,022,115

4,000	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 6/01/33 – NPFG Insured	6/18 at 100.00	A1	3,925,800

	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A:
3,500	6.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA+	3,742,515
1,500	6.000%, 6/01/36 – AGC Insured	6/19 at 100.00	AA+	1,603,935

	Onslow County, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004B:
515	5.000%, 6/01/23 – SYNCORA GTY Insured	6/14 at 100.00	A	536,929
1,030	5.000%, 6/01/24 – SYNCORA GTY Insured	6/14 at 100.00	A	1,066,864

2,335	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2005, 5.000%, 3/01/21	3/15 at 100.00	AAA	2,575,388

	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A:
11,995	5.000%, 3/01/14 (UB)	No Opt. Call	AAA	12,537,294
6,995	5.000%, 3/01/14 (UB)	No Opt. Call	AAA	7,230,871
30	4.500%, 3/01/36	3/16 at 100.00	AAA	30,045

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$1,330	Union County, North Carolina, Enterprise System Revenue Bonds, Series 2003A, 5.000%, 6/01/29 – AGM Insured	6/13 at 100.00	AA+	$1,345,109

5,000	Wilmington, North Carolina, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/34 – AGM Insured	6/15 at 100.00	AA+	5,055,200
70,745	Total Water and Sewer			73,522,947
$511,680	Total Investments (cost $434,334,527) – 101.2%			446,478,660
	Floating Rate Obligations – (2.9)%			(12,655,000)
	Other Assets Less Liabilities – 1.7%			7,374,985
	Net Assets – 100%			$441,198,645

Investments in Derivatives

Forward Swaps outstanding at November 30, 2010:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (5)	Termination Date	Unrealized Appreciation (Depreciation)
Morgan Stanley	$9,000,000	Receive	3-Month USD-LIBOR	3.346%	Semi-Annually	10/06/11	10/06/40	$970,133

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

USD-LIBOR   United States Dollar-London Inter-Bank Offered Rate

See accompanying notes to financial statements.

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Tennessee Municipal Bond Fund

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 6.5%

$3,500	Claiborne County Industrial Development Board, Tennessee, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2010, 6.125%, 10/01/40	10/20 at 100.00	N/R	$3,327,660

	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009:
900	6.125%, 10/01/29	No Opt. Call	N/R	906,309
1,090	6.375%, 10/01/34	10/19 at 100.00	N/R	1,096,823
1,740	6.625%, 10/01/39	10/19 at 100.00	N/R	1,757,731

11,000	Metropolitan Government of Nashville – Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009B, 5.000%, 10/01/39	10/19 at 100.00	AA	11,376,419

1,500	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2005A, 5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa1	1,561,335

	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2009A:
5,000	5.000%, 5/01/30	No Opt. Call	Aa1	5,277,000
545	5.000%, 5/01/39	5/19 at 100.00	Aa1	560,249
25,275	Total Education and Civic Organizations			25,863,526
	Energy – 0.2%

1,000	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	Baa3	996,200
	Health Care – 16.1%

3,060	Blount County, Tennessee, Hospital Revenue Improvement Bonds, Blount Memorial Hospital, Series 1998B, 5.125%, 7/01/19	1/11 at 100.00	A3	3,060,428

900	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.250%, 10/01/33	10/18 at 100.00	AA	986,355

	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004:
2,000	5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA+	2,179,920
1,000	5.000%, 10/01/22 – AGM Insured	10/19 at 100.00	AA+	1,039,020

3,000	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson-Madison County General Hospital Project, Series 2008, 5.750%, 4/01/41	4/18 at 100.00	A+	3,017,550

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A:
905	5.375%, 7/01/25	7/20 at 100.00	BBB+	883,081
200	5.625%, 7/01/30	7/20 at 100.00	BBB+	195,924
1,250	6.000%, 7/01/38	7/20 at 100.00	BBB+	1,241,588

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
100	5.500%, 7/01/31	7/16 at 100.00	BBB+	96,184
5,000	5.500%, 7/01/36	7/16 at 100.00	BBB+	4,650,200

	Knox County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007:
2,015	5.250%, 4/01/27	4/17 at 100.00	BBB+	1,931,660
4,000	5.250%, 4/01/36	4/17 at 100.00	BBB+	3,650,200

3,865	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22	4/12 at 101.00	A1	4,122,486

1,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Fort Sanders Alliance Obligated Group, Series 1993A, 6.250%, 1/01/13 – NPFG Insured	No Opt. Call	A	1,074,190

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006:
$2,000	0.000%, 1/01/35	1/17 at 41.04	A–	$464,080
3,980	0.000%, 1/01/36	1/17 at 38.98	A–	861,391
1,955	0.000%, 1/01/38	1/17 at 35.16	A–	371,372
5,000	0.000%, 1/01/39	1/17 at 33.38	A–	891,600
15,145	0.000%, 1/01/42	1/17 at 28.53	A–	2,192,996

10,000	Rutherford County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Ascension Health Group, Series 2010C, 5.000%, 11/15/40	11/19 at 100.00	Aa1	10,187,799

2,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Methodist Healthcare, Series 2004, 5.250%, 9/01/27 – AGM Insured	3/18 at 100.00	AA+	2,598,275

7,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, St Jude’s Childrens Hospital, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	Aa2	7,570,575

1,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Refunding Series 2006A, 5.440%, 9/01/32	3/13 at 100.00	N/R	884,070

5,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	4,415,700

	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2003:
2,000	5.000%, 9/01/15 – RAAI Insured	9/13 at 100.00	BBB+	2,059,420
3,500	5.000%, 9/01/18 – RAAI Insured	9/13 at 100.00	BBB+	3,520,265

625	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/27 (5), (6)	11/17 at 100.00	N/R	259,708
88,500	Total Health Care			64,406,037
	Housing/Multifamily – 6.2%

	Chattanooga Health, Educational and Housing Facilities Board, Tennessee, GNMA Collateralized Housing Revenue Bonds, Rainbow Creek Apartments Project, Series 1999:
320	6.125%, 11/20/19 (Alternative Minimum Tax)	5/11 at 101.00	AAA	323,622
3,955	6.375%, 11/20/39 (Alternative Minimum Tax)	5/11 at 101.00	AAA	3,997,833

1,500	Kingsport Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Model City Aprtments Project, Series 2009, 5.000%, 7/20/29	7/19 at 100.00	N/R	1,519,860

1,395	McMinnville-Warren County Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Beersheba Heights Towers, Series 2009, 5.500%, 11/20/39	10/19 at 100.00	N/R	1,446,950

3,975	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Goodwill Village Apartments, Series 2010A, 6.000%, 12/01/40	12/10 at 100.00	A–	3,892,718

5,600	Metropolitan Governemnt of Nashville & Davidson County Health and Educational Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Parkwood Villa Apartments Project, Series 2010, 4.600%, 3/01/40 (Mandatory put 3/01/25)	3/20 at 100.00	AAA	5,679,800

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, FHA-Insured Housing Revenue Bonds, Herman Street Apartments, Series 1992:
190	7.000%, 6/01/17	12/10 at 100.00	N/R	193,257
485	7.250%, 6/01/32	12/10 at 100.00	N/R	489,729

3,485	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, GNMA Collateralized Multifamily Housing Revenue Bonds, Berkshire Place, Series 2000, 6.125%, 3/20/39 (Alternative Minimum Tax)	3/11 at 101.00	Aaa	3,503,889

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Tennessee Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)

	Rutherford County Health and Educational Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Spring Valley Apartments Project, Series 2010A:
$500	5.125%, 10/01/30	No Opt. Call	A–	$469,170
3,700	5.850%, 10/01/46	No Opt. Call	A–	3,441,740
25,105	Total Housing/Multifamily			24,958,568
	Housing/Single Family – 2.4%

30	Hamilton County, Tennessee, GNMA Certificates Single Family Mortgage Revenue Bonds, Home Purchase and Rehabilitation Program, Series 1990, 8.000%, 9/01/23 (Alternative Minimum Tax)	3/11 at 100.00	AA+	30,433

3,910	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2002A, 5.400%, 7/01/32 – AGM Insured (Alternative Minimum Tax)	7/11 at 100.00	AA+	3,915,591

20	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2003-1A, 5.100%, 1/01/33 (Alternative Minimum Tax)	7/12 at 100.00	AA+	19,738

470	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2004, 5.000%, 7/01/34 (Alternative Minimum Tax)	7/13 at 100.00	AA+	488,227

1,175	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2009-1, 5.000%, 7/01/29	7/18 at 100.00	AA+	1,191,979

4,265	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2010-1C, 4.500%, 7/01/25 (Alternative Minimum Tax)	No Opt. Call	AA+	4,136,069
9,870	Total Housing/Single Family			9,782,037
	Materials – 0.5%

2,000	Bradley County, Tennessee, Industrial Development Board Revenue Bonds, Olin Corporation Project, Series 1993C, 6.625%, 11/01/17	4/12 at 103.00	Ba1	2,015,060
	Tax Obligation/General – 13.0%

	Dickson County, Tennessee, General Obligation Refunding Bonds, Series 2002:
2,250	5.000%, 3/01/17 – FGIC Insured	3/13 at 102.00	A+	2,413,553
1,000	5.000%, 3/01/19 – FGIC Insured	3/13 at 102.00	A+	1,058,090

	Franklin Special School District, Williamson County, Tennessee, General Obligation Bonds, Series 2009A:
700	5.000%, 6/01/31	No Opt. Call	Aa1	732,305
250	5.000%, 6/01/33	No Opt. Call	Aa1	259,198

	Gibson County School District, Tennessee, Revenue Bonds, Series 2007:
1,000	5.000%, 4/01/25 – AGM Insured	4/17 at 100.00	AA+	1,056,860
1,000	5.000%, 4/01/26 – AGM Insured	4/17 at 100.00	AA+	1,050,570
1,000	5.000%, 4/01/27 – AGM Insured	4/17 at 100.00	AA+	1,044,330
1,000	5.000%, 4/01/31 – AGM Insured	4/17 at 100.00	AA+	1,023,090

1,365	Greene County, Tennessee, General Obligation Bonds, Series 2005B, 5.000%, 6/01/22 – NPFG Insured	6/16 at 100.00	A1	1,435,475

3,700	Knoxville County, Tennessee, General Obligation Bonds, Series 2002, 5.500%, 4/01/15	No Opt. Call	AA+	4,350,497

6,070	Knoxville, Tennessee, General Obligation Bonds, Series 2002A, 5.000%, 5/01/25	5/12 at 100.00	AA+	6,345,275

1,000	Marion County, Tennessee, General Obligation Rural School Bonds, Series 2001, 5.000%, 4/01/24 – AMBAC Insured	4/11 at 100.00	A1	1,011,830

4,655	Memphis, Tennessee, General Obligation Bonds, Series 2003, 5.000%, 5/01/20	5/11 at 101.00	AA	4,780,126

1,100	Metropolitan Nashville & Davidson Counties, Tennessee, General Obligation Bonds, Series 2005B, 5.000%, 1/01/11	No Opt. Call	Aa1	1,104,477

1,300	Montgomery County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 5/01/15 – FGIC Insured	5/14 at 102.00	AA+	1,465,230

1,120	Overton County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 4/01/14 – NPFG Insured	No Opt. Call	Baa1	1,237,936

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	Tax Obligation/General (continued)

	Putnam County, Tennessee, General Obligation School Refunding Bonds, Series 2001:
$1,000	5.250%, 4/01/18 – FGIC Insured	No Opt. Call	Aa2		$1,153,890
2,960	5.250%, 4/01/19 – FGIC Insured	No Opt. Call	Aa2		3,401,958
2,645	5.250%, 4/01/20 – FGIC Insured	No Opt. Call	Aa2		3,010,804

1,205	Roane County, Tennessee, General Obligation Rural School Bonds, Series 2004, 5.000%, 5/01/16 – NPFG Insured	5/14 at 100.00	Aa3		1,336,622

3,500	Shelby County, Tennessee, General Obligation Bonds, Series 2005A, 5.000%, 4/01/17 – AMBAC Insured	4/15 at 100.00	AA+		3,980,445

1,645	Smith County, Tennessee, General Obligation Bonds, Series 2005, 5.000%, 4/01/20 – AMBAC Insured	4/15 at 102.00	N/R		1,785,187

1,750	Sullivan County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 – AMBAC Insured	5/15 at 102.00	Aa2		2,000,215

1,965	Sullivan County, Tennessee, General Obligation Bonds, Series 2005, 5.000%, 4/01/24 – AMBAC Insured	4/15 at 102.00	Aa2		2,063,938

1,000	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2002, 5.000%, 3/01/17	3/13 at 102.00	Aaa		1,099,910

1,435	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2004, 5.000%, 4/01/18	No Opt. Call	Aaa		1,702,584
47,615	Total Tax Obligation/General				51,904,395
	Tax Obligation/Limited – 0.5%

1,790	Coffee County Public Building Authority, Manchester, Tennessee, General Obligation Local Government Improvement Bonds, Series 2003Z-1-A, 5.375%, 6/01/18 – AMBAC Insured	6/13 at 100.00	A+		1,928,797
	Telecommunication Services – 0.6%

2,700	Fayetteville, Tennessee, Revenue Bonds, Broadband Telecommunications Network, Series 2000, 6.500%, 4/01/20	4/11 at 100.00	N/R		2,491,398
	Transportation – 4.2%

1,230	Guam International Airport Authority, Revenue Bonds, Series 2003B, 5.250%, 10/01/20 – NPFG Insured	10/13 at 100.00	A		1,264,120

	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D:
1,760	6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	3/11 at 100.00	A2		1,767,533
580	6.125%, 3/01/25 – AMBAC Insured (Alternative Minimum Tax)	3/11 at 100.00	A2		582,494

3,710	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2001A, 5.500%, 3/01/17 – AGM Insured (Alternative Minimum Tax)	3/11 at 100.00	AA+		3,734,189

2,850	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2001B, 5.125%, 3/01/26 – AGM Insured	3/11 at 100.00	AA+		2,856,242

3,250	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2010B, 5.625%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	A2		3,562,520

1,000	Metropolitan Nashville Airport Authority, Tennessee, Special Facility Revenue Bonds, Aero Nashville LLC Project, Refunding Series 2010, 5.200%, 7/01/26 (WI/DD, Settling 12/01/10)	7/20 at 100.00	Baa3		977,000

1,900	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3		1,915,029
16,280	Total Transportation				16,659,127
	U.S. Guaranteed – 15.9% (4)

1,520	Clarksville, Tennessee, Water, Sewer, and Gas Revenue Refunding and Improvement Bonds, Series 1992, 0.000%, 2/01/16 – NPFG Insured (ETM)	No Opt. Call	BBB	(4)	1,372,530

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Tennessee Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	U.S. Guaranteed (4) (continued)

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C:
$2,735	5.125%, 7/01/25 – NPFG Insured (ETM)	1/11 at 100.00	A	(4)	$2,744,299
9,570	5.250%, 7/01/28 – NPFG Insured (ETM)	1/11 at 100.00	A	(4)	9,597,370

7,795	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	A	(4)	7,821,503

	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A:
2,000	5.000%, 12/01/14 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	AA+	(4)	2,241,000
2,855	5.000%, 12/01/17 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	AA+	(4)	3,199,028

10,000	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Series 2002A, 5.125%, 11/01/28 (Pre-refunded 11/01/12) – AMBAC Insured	11/12 at 100.00	Aa2	(4)	10,849,799

18,670	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Subordinate Lien Revenue Bonds, Volunteer Healthcare Systems Inc., Series 1988, 0.000%, 6/01/21 (ETM)	No Opt. Call	Aaa		12,804,630

3,450	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Series 2004, 5.250%, 6/01/15 (Pre-refunded 6/01/14)	6/14 at 100.00	Aa1	(4)	3,941,280

2,000	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Series 2005C, 5.000%, 2/01/19 (Pre-refunded 2/01/15)	2/15 at 100.00	Aa1	(4)	2,300,040

245	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	AA+	(4)	313,402

	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2002:
2,345	6.250%, 9/01/22 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R	(4)	2,585,198
1,405	6.250%, 9/01/22 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R	(4)	1,548,914

1,060	White House Utility District, Robertson and Sumner Counties, Tennessee, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.125%, 1/01/26 (Pre-refunded 1/01/11) – AGM Insured	1/11 at 100.00	Aa3	(4)	1,064,399

1,200	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2004B, 5.000%, 5/01/20 (Pre-refunded 5/01/15)	5/15 at 100.00	Aaa		1,389,408
66,850	Total U.S. Guaranteed				63,772,800
	Utilities – 20.2%

5,000	Chattanooga, Tennessee, Electric System Enterprise Revenue Bonds, Series 2008A, 5.000%, 9/01/33	3/18 at 100.00	AA		5,176,350

	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006:
1,000	5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A2		1,042,120
3,000	5.000%, 12/15/19 – SYNCORA GTY Insured	No Opt. Call	A2		3,060,750
2,775	5.000%, 12/15/21 – SYNCORA GTY Insured	No Opt. Call	A2		2,810,437

5,000	Clarksville, Tennessee, Electric System Revenue Bonds, Series 2007, 5.000%, 9/01/32 – SYNCORA GTY Insured	9/17 at 100.00	Aa2		5,005,300

	Clarksville, Tennessee, Electric System Revenue Bonds, Series 2010A:
1,160	5.000%, 9/01/34	9/20 at 100.00	Aa2		1,203,906
2,500	5.000%, 9/01/35	9/20 at 100.00	Aa2		2,584,650

1,830	Clarksville, Tennessee, Water, Sewer and Gas Revenue Refunding Bonds, Series 2002, 5.250%, 2/01/17 – AGM Insured	No Opt. Call	Aa3		2,141,887

2,995	Clarksville, Tennessee, Water, Sewer, and Gas Revenue Refunding and Improvement Bonds, Series 2001, 5.000%, 2/01/22 – AGM Insured	2/11 at 100.00	Aa3		3,014,527

1,100	Dickson, Tennessee, Electric System Revenue Bonds, Series 2002, 5.000%, 9/01/16 – AGM Insured	9/12 at 102.00	Aa3		1,193,126

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)

$7,800	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 1996A, 0.000%, 5/15/11 – NPFG Insured	No Opt. Call	Aa2	$7,784,712

9,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2001A, 5.125%, 5/15/26	5/11 at 100.00	AA+	9,104,400

2,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2008A, 5.000%, 5/15/33	5/18 at 100.00	AA+	2,049,340

5,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/23 – FGIC Insured	7/15 at 100.00	A	5,119,000

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
2,700	5.250%, 9/01/18	No Opt. Call	BB+	2,779,434
250	5.250%, 9/01/21	No Opt. Call	BB+	252,580
4,695	5.250%, 9/01/22	No Opt. Call	BB+	4,712,184
110	5.250%, 9/01/24	No Opt. Call	BB+	109,141
7,150	5.250%, 9/01/26	No Opt. Call	BB+	6,992,057

6,962	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	N/R	6,864,810

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
450	5.000%, 2/01/19	No Opt. Call	A	451,976
100	5.000%, 2/01/21	No Opt. Call	A	99,387
250	5.000%, 2/01/22	No Opt. Call	A	246,140
600	5.000%, 2/01/23	No Opt. Call	A	584,856
100	5.000%, 2/01/24	No Opt. Call	A	96,898
4,760	5.000%, 2/01/27	No Opt. Call	A	4,502,008

1,800	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	7/17 at 100.00	BBB–	1,737,108
80,087	Total Utilities			80,719,084
	Water and Sewer – 13.2%

645	Blountville Utility District of Sullivan County, Tennessee, Waterworks Revenue Bonds, Series 2009, 4.000%, 5/01/19	No Opt. Call	A	673,593

1,000	Dickson County Water Authority, Tennessee, Waterworks System Revenue Bonds, Series 2002, 5.000%, 12/01/19 – FGIC Insured	12/12 at 100.00	A1	1,030,630

1,700	First Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Refunding and Improvement Series 2009, 5.000%, 12/01/29	12/19 at 100.00	AA+	1,812,234

5,000	Gallatin, Tennessee, Water and Sewer Revenue Bonds, Series 2008, 5.000%, 1/01/33 – AGC Insured	1/18 at 100.00	Aa3	5,188,450

2,525	Hallsdale-Powell Utility District, Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 4/01/36 – FGIC Insured	4/17 at 100.00	AA	2,552,144

1,840	Harpeth Valley Utility District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Series 2005, 5.000%, 9/01/24 – NPFG Insured	9/15 at 100.00	Aa3	1,931,006

	Harpeth Valley Utility District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Utility Improvements, Series 2004:
1,175	5.000%, 9/01/19 – NPFG Insured	9/14 at 100.00	Aa3	1,256,040
1,225	5.000%, 9/01/20 – NPFG Insured	9/14 at 100.00	Aa3	1,297,875

10,610	Harpeth Valley Utility District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Utility Improvements, Series 2007, 5.250%, 9/01/42 – FGIC Insured	9/17 at 100.00	Aa3	10,900,289

5,380	Hendersonville Utility District, Tennessee, Waterworks and Sewer Revenue Bonds, Series 2008, 5.250%, 2/01/38 – AGM Insured	2/18 at 100.00	Aa2	5,480,929

705	Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2007, 5.000%, 4/01/41 – AGM Insured	4/17 at 100.00	AA+	723,224

5,000	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Series 2002, 5.000%, 10/01/21	10/12 at 100.00	AA	5,304,600

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Tennessee Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

	Rutherford County Consolidated Utility District, Tennessee, Waterworks Revenue Bonds, Series 2004:
$1,295	5.000%, 2/01/20 – NPFG Insured	2/14 at 102.00	AAA	$1,379,848
1,300	5.000%, 2/01/22 – NPFG Insured	2/14 at 100.00	AAA	1,368,016

2,000	Rutherford County Consolidated Utility District, Tennessee, Waterworks Revenue Bonds, Series 2006, 5.000%, 2/01/36 – AGM Insured	2/16 at 100.00	AAA	2,007,540

4,240	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement anf Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA+	4,362,536

5,000	White House Utility District, Robertson and Sumner Counties, Tennessee, Water and Sewerage Revenue Refunding Bonds, Series 2006, 5.000%, 1/01/28 – NPFG Insured	1/17 at 100.00	Aa3	5,086,350

675	Wilson County Water and Wastewater Authority, Tennessee, Waterworks Revenue Refunding and Improvement Bonds, Series 1993, 6.000%, 3/01/14	2/11 at 100.00	A1	676,715
51,315	Total Water and Sewer			53,032,019
$418,387	Total Investments (cost $384,688,184) – 99.5%			398,529,048
	Other Assets Less Liabilities – 0.5%			1,930,456
	Net Assets – 100%			$400,459,504

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 — General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

40	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

November 30, 2010

	Georgia	Louisiana	North Carolina	Tennessee
Assets
Investments, at value (cost $181,787,589, $93,815,988, $434,334,527 and $384,688,184, respectively)	$183,207,426	$93,995,961	$446,478,660	$398,529,048
Cash	1,070,722	4,246,588	—	—
Unrealized appreciation on forward swaps	—	—	970,133	—
Receivables:
Interest	3,254,336	1,350,294	6,808,544	4,874,570
Investments sold	—	365,736	3,346,557	—
Shares sold	127,567	75,901	741,784	386,304
Other assets	295	151	18,572	39,757
Total assets	187,660,346	100,034,631	458,364,250	403,829,679
Liabilities
Cash overdraft	—	—	524,629	601,007
Floating rate obligations	3,380,000	—	12,655,000	—
Payables:
Dividends	371,820	175,775	952,188	556,992
Investments purchased	—	1,066,330	1,234,792	1,518,878
Shares redeemed	189,398	56,934	1,439,019	267,547
Accrued expenses:
Management fees	81,124	43,362	189,770	173,639
12b-1 distribution and service fees	40,825	26,328	59,380	103,801
Other	56,005	36,649	110,827	148,311
Total liabilities	4,119,172	1,405,378	17,165,605	3,370,175
Net assets	$183,541,174	$98,629,253	$441,198,645	$400,459,504
Class A Shares
Net assets	$102,428,662	$72,861,220	$169,822,248	$305,118,654
Shares outstanding	9,750,705	6,934,321	16,302,968	26,981,217
Net asset value per share	$10.50	$10.51	$10.42	$11.31
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.96	$10.97	$10.88	$11.81
Class B Shares
Net assets	$2,796,053	$937,129	$3,377,105	$3,738,493
Shares outstanding	265,376	89,238	323,583	330,455
Net asset value and offering price per share	$10.54	$10.50	$10.44	$11.31
Class C Shares
Net assets	$34,211,060	$21,849,198	$45,077,630	$79,306,983
Shares outstanding	3,266,371	2,086,662	4,326,775	7,018,573
Net asset value and offering price per share	$10.47	$10.47	$10.42	$11.30
Class I Shares
Net assets	$44,105,399	$2,981,706	$222,921,662	$12,295,374
Shares outstanding	4,211,321	282,950	21,329,968	1,088,255
Net asset value and offering price per share	$10.47	$10.54	$10.45	$11.30
Net Assets Consist of:
Capital paid-in	$189,355,854	$100,857,364	$435,373,396	$386,406,433
Undistributed (Over-distribution of) net investment income	115,175	62,706	605,600	537,722
Accumulated net realized gain (loss)	(7,349,692)	(2,470,790)	(7,894,617)	(325,515)
Net unrealized appreciation (depreciation)	1,419,837	179,973	13,114,266	13,840,864
Net assets	$183,541,174	$98,629,253	$441,198,645	$400,459,504
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of Operations (Unaudited)

Six Months Ended November 30, 2010

	Georgia	Louisiana	North Carolina	Tennessee
Investment Income	$4,759,239	$2,533,779	$10,623,893	$9,688,720
Expenses
Management fees	507,415	264,408	1,164,664	1,053,188
12b-1 service fees – Class A	107,320	72,202	174,865	311,124
12b-1 distribution and service fees – Class B	14,619	6,385	19,085	19,802
12b-1 distribution and service fees – Class C	132,431	82,803	169,518	292,733
Shareholders’ servicing agent fees and expenses	30,332	19,137	53,999	71,401
Interest expense on floating rate obligations	10,856	—	31,123	—
Custodian’s fees and expenses	18,981	10,701	42,811	38,703
Trustees’ fees and expenses	2,054	1,070	4,842	4,368
Professional fees	9,921	8,389	13,720	12,942
Shareholders’ reports – printing and mailing expenses	14,492	9,269	21,946	26,874
Federal and state registration fees	1,829	1,598	3,308	4,964
Other expenses	2,722	1,273	5,585	4,967
Total expenses before custodian fee credit	852,972	477,235	1,705,466	1,841,066
Custodian fee credit	(418)	(1,489)	(974)	(3,061)
Net expenses	852,554	475,746	1,704,492	1,838,005
Net investment income	3,906,685	2,058,033	8,919,401	7,850,715
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	200,200	(497)	468,403	33,417
Change in net unrealized appreciation (depreciation) of:
Investments	(3,034,545)	(657,111)	(6,800,265)	(3,630,825)
Forward swaps	—	—	970,133	—
Net realized and unrealized gain (loss)	(2,834,345)	(657,608)	(5,361,729)	(3,597,408)
Net increase (decrease) in net assets from operations	$1,072,340	$1,400,425	$3,557,672	$4,253,307

See accompanying notes to financial statements.

42	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Georgia		Louisiana
	Six Months Ended 11/30/10	Year Ended 5/31/10	Six Months Ended 11/30/10	Year Ended 5/31/10
Operations
Net investment income	$3,906,685	$7,974,755	$2,058,033	$3,923,729
Net realized gain (loss) from Investments	200,200	147,514	(497)	(669,707)
Change in net unrealized appreciation (depreciation) of:
Investments	(3,034,545)	7,004,468	(657,111)	6,130,742
Forward swaps	—	—	—	—
Net increase (decrease) in net assets from operations	1,072,340	15,126,737	1,400,425	9,384,764
Distributions to Shareholders
From net investment income:
Class A	(2,185,081)	(4,505,450)	(1,575,193)	(3,065,275)
Class B	(51,384)	(134,550)	(24,751)	(83,967)
Class C	(629,682)	(1,210,174)	(423,810)	(754,236)
Class I	(992,842)	(2,113,089)	(80,536)	(90,423)
Decrease in net assets from distributions to shareholders	(3,858,989)	(7,963,263)	(2,104,290)	(3,993,901)
Fund Share Transactions
Proceeds from sale of shares	10,109,643	29,724,530	11,394,501	17,158,686
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,587,738	3,151,337	1,074,121	1,970,114
	11,697,381	32,875,867	12,468,622	19,128,800
Cost of shares redeemed	(17,272,410)	(37,864,306)	(9,057,268)	(12,184,750)
Net increase (decrease) in net assets from Fund share transactions	(5,575,029)	(4,988,439)	3,411,354	6,944,050
Net increase (decrease) in net assets	(8,361,678)	2,175,035	2,707,489	12,334,913
Net assets at the beginning of period	191,902,852	189,727,817	95,921,764	83,586,851
Net assets at the end of period	$183,541,174	$191,902,852	$98,629,253	$95,921,764
Undistributed (Over-distribution of) net investment income at the end of period	$115,175	$67,479	$62,706	$108,963

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of Changes in Net Assets (Unaudited) (continued)

	North Carolina		Tennessee
	Six Months Ended 11/30/10	Year Ended 5/31/10	Six Months Ended 11/30/10	Year Ended 5/31/10
Operations
Net investment income	$8,919,401	$16,621,976	$7,850,715	$14,653,244
Net realized gain (loss) from Investments	468,403	(308,800)	33,417	872,699
Change in net unrealized appreciation (depreciation) of:
Investments	(6,800,265)	19,899,651	(3,630,825)	14,746,807
Forward swaps	970,133	—	—	—
Net increase (decrease) in net assets from operations	3,557,672	36,212,827	4,253,307	30,272,750
Distributions to Shareholders
From net investment income:
Class A	(3,299,286)	(6,549,401)	(6,067,098)	(11,602,477)
Class B	(61,495)	(177,088)	(66,238)	(205,330)
Class C	(736,933)	(1,363,634)	(1,317,656)	(2,187,991)
Class I	(4,478,172)	(8,063,845)	(242,201)	(288,533)
Decrease in net assets from distributions to shareholders	(8,575,886)	(16,153,968)	(7,693,193)	(14,284,331)
Fund Share Transactions
Proceeds from sale of shares	41,357,920	113,946,447	42,614,951	71,014,827
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,880,373	5,468,021	4,356,778	8,067,038
	44,238,293	119,414,468	46,971,729	79,081,865
Cost of shares redeemed	(39,243,266)	(69,136,279)	(30,159,309)	(51,461,421)
Net increase (decrease) in net assets from Fund share transactions	4,995,027	50,278,189	16,812,420	27,620,444
Net increase (decrease) in net assets	(23,187)	70,337,048	13,372,534	43,608,863
Net assets at the beginning of period	441,221,832	370,884,784	387,086,970	343,478,107
Net assets at the end of period	$441,198,645	$441,221,832	$400,459,504	$387,086,970
Undistributed (Over-distribution of) net investment income at the end of period	$605,600	$262,085	$537,722	$380,200

See accompanying notes to financial statements.

44	Nuveen Investments

Financial Highlights (Unaudited)

Nuveen Investments	45

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GEORGIA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (3/86)
2011(f)	$10.66	$.22	$(.16)	$.06	$(.22)	$—	$(.22)	$10.50	.53%
2010	10.27	.44	.39	.83	(.44)	—	(.44)	10.66	8.21
2009	10.66	.44	(.40)	.04	(.43)	—	(.43)	10.27	.53
2008	10.96	.43	(.29)	.14	(.43)	(.01)	(.44)	10.66	1.35
2007	10.96	.44	— *	.44	(.44)	—	(.44)	10.96	4.02
2006	11.31	.45	(.30)	.15	(.46)	(.04)	(.50)	10.96	1.32
Class B (2/97)
2011(f)	10.69	.18	(.15)	.03	(.18)	—	(.18)	10.54	.26
2010	10.30	.36	.40	.76	(.37)	—	(.37)	10.69	7.45
2009	10.69	.37	(.41)	(.04)	(.35)	—	(.35)	10.30	(.40)
2008	10.98	.35	(.28)	.07	(.35)	(.01)	(.36)	10.69	.89
2007	10.99	.36	(.01)	.35	(.36)	—	(.36)	10.98	3.20
2006	11.34	.37	(.30)	.07	(.38)	(.04)	(.42)	10.99	.56
Class C (1/94)
2011(f)	10.63	.19	(.16)	.03	(.19)	—	(.19)	10.47	.27
2010	10.24	.38	.39	.77	(.38)	—	(.38)	10.63	7.68
2009	10.63	.39	(.41)	(.02)	(.37)	—	(.37)	10.24	(.04)
2008	10.93	.37	(.29)	.08	(.37)	(.01)	(.38)	10.63	.79
2007	10.94	.38	(.01)	.37	(.38)	—	(.38)	10.93	3.38
2006	11.28	.39	(.29)	.10	(.40)	(.04)	(.44)	10.94	.87
Class I (2/97)(e)
2011(f)	10.63	.23	(.16)	.07	(.23)	—	(.23)	10.47	.64
2010	10.24	.46	.39	.85	(.46)	—	(.46)	10.63	8.48
2009	10.63	.46	(.40)	.06	(.45)	—	(.45)	10.24	.77
2008	10.93	.45	(.28)	.17	(.46)	(.01)	(.47)	10.63	1.58
2007	10.94	.46	(.01)	.45	(.46)	—	(.46)	10.93	4.16
2006	11.29	.48	(.31)	.17	(.48)	(.04)	(.52)	10.94	1.54

46	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(c)
Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$102,429	.82	%**	.81	%**	4.14	%**	2%
108,590	.84		.83		4.19		6
104,963	.86		.83		4.40		13
115,211	.82		.82		3.97		22
122,299	.82		.82		3.97		6
116,580	.85		.85		4.08		9

2,796	1.57	**	1.56	**	3.39	**	2
3,342	1.59		1.58		3.45		6
4,565	1.61		1.58		3.65		13
6,774	1.57		1.57		3.22		22
9,346	1.58		1.58		3.23		6
13,638	1.60		1.60		3.33		9

34,211	1.37	**	1.36	**	3.58	**	2
34,199	1.39		1.38		3.64		6
30,338	1.41		1.38		3.86		13
28,319	1.38		1.38		3.41		22
28,110	1.37		1.37		3.42		6
28,835	1.40		1.40		3.53		9

44,105	.62	**	.61	**	4.34	**	2
45,772	.64		.63		4.39		6
49,861	.66		.63		4.60		13
77,668	.63		.63		4.16		22
59,404	.62		.62		4.15		6
13,942	.66		.66		4.26		9

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 — General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the six months ended November 30, 2010.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LOUISIANA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/89)
2011(f)	$10.58	$.23	$(.07)	$.16	$(.23)	$—	$(.23)	$10.51	1.53%
2010	9.96	.46	.63	1.09	(.47)	—	(.47)	10.58	11.14
2009	10.83	.48	(.85)	(.37)	(.47)	(.03)	(.50)	9.96	(3.30)
2008	11.20	.48	(.34)	.14	(.46)	(.05)	(.51)	10.83	1.24
2007	11.05	.47	.17	.64	(.46)	(.03)	(.49)	11.20	5.91
2006	11.52	.47	(.39)	.08	(.47)	(.08)	(.55)	11.05	.71
Class B (2/97)
2011(f)	10.57	.19	(.06)	.13	(.20)	—	(.20)	10.50	1.17
2010	9.95	.38	.63	1.01	(.39)	—	(.39)	10.57	10.34
2009	10.83	.41	(.87)	(.46)	(.39)	(.03)	(.42)	9.95	(4.13)
2008	11.19	.39	(.33)	.06	(.37)	(.05)	(.42)	10.83	.57
2007	11.04	.38	.18	.56	(.38)	(.03)	(.41)	11.19	5.13
2006	11.51	.38	(.38)	—	(.39)	(.08)	(.47)	11.04	(.04)
Class C (2/94)
2011(f)	10.54	.20	(.06)	.14	(.21)	—	(.21)	10.47	1.26
2010	9.93	.40	.62	1.02	(.41)	—	(.41)	10.54	10.49
2009	10.80	.43	(.86)	(.43)	(.41)	(.03)	(.44)	9.93	(3.83)
2008	11.17	.41	(.33)	.08	(.40)	(.05)	(.45)	10.80	.70
2007	11.02	.40	.18	.58	(.40)	(.03)	(.43)	11.17	5.37
2006	11.49	.41	(.39)	.02	(.41)	(.08)	(.49)	11.02	.17
Class I (2/97)(e)
2011(f)	10.61	.24	(.06)	.18	(.25)	—	(.25)	10.54	1.64
2010	9.99	.48	.63	1.11	(.49)	—	(.49)	10.61	11.35
2009	10.86	.49	(.84)	(.35)	(.49)	(.03)	(.52)	9.99	(3.09)
2008	11.23	.50	(.34)	.16	(.48)	(.05)	(.53)	10.86	1.46
2007	11.11	.49	.15	.64	(.49)	(.03)	(.52)	11.23	5.83
2006	11.58	.47	(.37)	.10	(.49)	(.08)	(.57)	11.11	.92

48	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(c)
Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$72,861	.84	%*	.84	%*	4.27	%*	5%
69,510	.86		.86		4.47		14
64,722	.95		.87		4.86		5
69,716	1.05		.87		4.31		17
71,453	.97		.86		4.14		10
66,041	.88		.88		4.17		5

937	1.59	*	1.59	*	3.59	*	5
1,694	1.61		1.61		3.74		14
3,079	1.69		1.61		4.10		5
5,342	1.79		1.61		3.55		17
7,777	1.73		1.62		3.39		10
12,393	1.63		1.63		3.43		5

21,849	1.39	*	1.39	*	3.73	*	5
21,609	1.41		1.41		3.91		14
14,929	1.50		1.42		4.30		5
13,071	1.60		1.42		3.76		17
13,066	1.52		1.41		3.59		10
11,842	1.43		1.43		3.63		5

2,982	.64	*	.64	*	4.46	*	5
3,109	.66		.66		4.62		14
857	.78		.70		4.93		5
92	.85		.67		4.52		17
93	.77		.66		4.24		10
98	.67		.67		4.35		5

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 — General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the six months ended November 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NORTH CAROLINA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value	Total Return(b)
Class A (3/86)
2011(f)	$10.53	$.21	$(.12)	$.09	$(.20)	$—		$(.20)	$10.42	.84%
2010	10.02	.42	.49	.91	(.40)	—		(.40)	10.53	9.26
2009	10.21	.41	(.20)	.21	(.40)	—		(.40)	10.02	2.27
2008	10.41	.40	(.19)	.21	(.41)	—	*	(.41)	10.21	2.14
2007	10.40	.41	.01	.42	(.41)	—		(.41)	10.41	4.11
2006	10.72	.42	(.26)	.16	(.42)	(.06)		(.48)	10.40	1.57
Class B (2/97)
2011(f)	10.55	.17	(.12)	.05	(.16)	—		(.16)	10.44	.48
2010	10.04	.34	.50	.84	(.33)	—		(.33)	10.55	8.48
2009	10.24	.34	(.21)	.13	(.33)	—		(.33)	10.04	1.39
2008	10.43	.33	(.19)	.14	(.33)	—	*	(.33)	10.24	1.46
2007	10.42	.33	.02	.35	(.34)	—		(.34)	10.43	3.34
2006	10.73	.34	(.25)	.09	(.34)	(.06)		(.40)	10.42	.88
Class C (10/93)
2011(f)	10.53	.18	(.12)	.06	(.17)	—		(.17)	10.42	.59
2010	10.03	.36	.49	.85	(.35)	—		(.35)	10.53	8.58
2009	10.22	.36	(.20)	.16	(.35)	—		(.35)	10.03	1.71
2008	10.41	.35	(.19)	.16	(.35)	—	*	(.35)	10.22	1.64
2007	10.40	.35	.01	.36	(.35)	—		(.35)	10.41	3.52
2006	10.71	.37	(.26)	.11	(.36)	(.06)		(.42)	10.40	1.09
Class I (2/97)(e)
2011(f)	10.57	.22	(.13)	.09	(.21)	—		(.21)	10.45	.86
2010	10.05	.44	.50	.94	(.42)	—		(.42)	10.57	9.56
2009	10.25	.43	(.21)	.22	(.42)	—		(.42)	10.05	2.36
2008	10.43	.42	(.17)	.25	(.43)	—	*	(.43)	10.25	2.51
2007	10.42	.43	.01	.44	(.43)	—		(.43)	10.43	4.28
2006	10.74	.45	(.27)	.18	(.44)	(.06)		(.50)	10.42	1.74

50	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(c)
Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$169,822	.79	%**	.78	%**	3.94	%**	2%
179,633	.82		.80		4.03		9
151,627	.87		.81		4.20		17
165,855	.91		.80		3.90		14
186,198	.93		.82		3.86		6
174,009	.85		.85		3.98		15

3,377	1.54	**	1.53	**	3.19	**	2
4,503	1.57		1.55		3.29		9
7,365	1.62		1.56		3.45		17
10,482	1.66		1.55		3.15		14
13,917	1.68		1.57		3.12		6
18,506	1.60		1.60		3.23		15

45,078	1.34	**	1.33	**	3.38	**	2
43,056	1.37		1.35		3.48		9
37,953	1.42		1.36		3.66		17
34,090	1.46		1.35		3.35		14
30,869	1.48		1.37		3.31		6
30,493	1.40		1.40		3.43		15

222,922	.59	**	.58	**	4.13	**	2
214,030	.62		.60		4.23		9
173,940	.67		.61		4.40		17
175,832	.71		.60		4.10		14
96,501	.72		.61		4.05		6
13,611	.65		.65		4.16		15

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 — General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the six months ended November 30, 2010.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TENNESSEE
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (11/87)
2011(f)	$11.40	$.23	$(.09)	$.14	$(.23)	$—	$(.23)	$11.31	1.17%
2010	10.91	.46	.48	.94	(.45)	—	(.45)	11.40	8.77
2009	11.12	.46	(.15)	.31	(.45)	(.07)	(.52)	10.91	3.06
2008	11.27	.45	(.09)	.36	(.45)	(.06)	(.51)	11.12	3.32
2007	11.25	.46	.01	.47	(.45)	—	(.45)	11.27	4.22
2006	11.53	.46	(.26)	.20	(.46)	(.02)	(.48)	11.25	1.78
Class B (2/97)
2011(f)	11.40	.19	(.10)	.09	(.18)	—	(.18)	11.31	.80
2010	10.91	.38	.48	.86	(.37)	—	(.37)	11.40	8.00
2009	11.13	.38	(.16)	.22	(.37)	(.07)	(.44)	10.91	2.21
2008	11.28	.37	(.09)	.28	(.37)	(.06)	(.43)	11.13	2.55
2007	11.26	.37	.02	.39	(.37)	—	(.37)	11.28	3.45
2006	11.54	.38	(.27)	.11	(.37)	(.02)	(.39)	11.26	1.04
Class C (10/93)
2011(f)	11.39	.20	(.09)	.11	(.20)	—	(.20)	11.30	.91
2010	10.90	.40	.48	.88	(.39)	—	(.39)	11.39	8.20
2009	11.11	.40	(.15)	.25	(.39)	(.07)	(.46)	10.90	2.49
2008	11.26	.39	(.09)	.30	(.39)	(.06)	(.45)	11.11	2.77
2007	11.25	.40	— *	.40	(.39)	—	(.39)	11.26	3.58
2006	11.53	.40	(.26)	.14	(.40)	(.02)	(.42)	11.25	1.25
Class I (2/97)(e)
2011(f)	11.39	.24	(.09)	.15	(.24)	—	(.24)	11.30	1.27
2010	10.90	.49	.47	.96	(.47)	—	(.47)	11.39	9.02
2009	11.11	.48	(.14)	.34	(.48)	(.07)	(.55)	10.90	3.29
2008	11.27	.47	(.09)	.38	(.48)	(.06)	(.54)	11.11	3.45
2007	11.25	.48	.01	.49	(.47)	—	(.47)	11.27	4.44
2006	11.53	.49	(.27)	.22	(.48)	(.02)	(.50)	11.25	2.00

52	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(c)
Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$305,119	.80	%**	.80	%**	3.98	%**	8%
301,055	.82		.82		4.14		5
277,228	.83		.83		4.30		9
269,628	.88		.83		4.02		24
266,017	.85		.82		4.03		10
269,761	.83		.83		4.07		10

3,738	1.55	**	1.55	**	3.25	**	8
4,749	1.57		1.57		3.40		5
7,443	1.57		1.57		3.54		9
10,494	1.63		1.58		3.27		24
13,067	1.60		1.57		3.28		10
18,026	1.58		1.58		3.32		10

79,307	1.35	**	1.35	**	3.42	**	8
72,563	1.37		1.37		3.58		5
53,849	1.38		1.38		3.74		9
50,877	1.43		1.38		3.47		24
49,208	1.40		1.37		3.48		10
47,518	1.38		1.38		3.52		10

12,295	.60	**	.60	**	4.17	**	8
8,720	.61		.61		4.32		5
4,958	.63		.63		4.50		9
3,534	.68		.63		4.22		24
2,984	.65		.62		4.23		10
2,519	.63		.63		4.27		10

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 — General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the six months ended November 30, 2010.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	53

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust III (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Georgia Municipal Bond Fund (“Georgia”), Nuveen Louisiana Municipal Bond Fund (“Louisiana”), Nuveen North Carolina Municipal Bond Fund (“North Carolina”) and Nuveen Tennessee Municipal Bond Fund (“Tennessee”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and its respective state’s personal income tax. Each Fund invests at least 80% of its net assets in investment grade municipal bonds, which are those rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The Adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return. The Adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds and forward swap contracts are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1 or Level 2, which is usually the case for municipal bonds.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At November 30, 2010, Louisiana, North Carolina and Tennessee had outstanding when-issued/delayed delivery purchase commitments of $1,066,330, $1,234,792 and $1,000,000 respectively. There were no such outstanding purchase commitments in Georgia.

54	Nuveen Investments

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their tax-exempt net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

Nuveen Investments	55

Notes to Financial Statements (Unaudited) (continued)

During the six months ended November 30, 2010, Georgia and North Carolina invested in externally-deposited inverse floaters and/or self-deposited inverse floaters. Louisiana and Tennessee did not invest in any such instruments during the six months ended November 30, 2010.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At November 30, 2010, the Funds were not invested in externally-deposited Recourse Trusts.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended November 30, 2010, were as follows:

	Georgia	North Carolina
Average floating rate obligations outstanding	$3,380,000	$12,655,000
Average annual interest rate and fees	.64%	.49%

Forward Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

North Carolina entered into forward interest rate swap transactions during the six months ended November 30, 2010. The average notional amount of forward swap contracts outstanding during the six months ended November 30, 2010, was as follows:

North Carolina
Average notional amount of forward swap contracts outstanding*	$6,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Fund did not enter into forward swaps at the beginning of the period.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of

56	Nuveen Investments

each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that were not directly attributable to a specific class of shares were prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of November 30, 2010:

Georgia	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$183,207,426	$—	$183,207,426

Louisiana	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$93,995,961	$—	$93,995,961

North Carolina	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$446,478,660	$—	$446,478,660
Derivatives:
Forward Swaps*	—	970,133	—	970,133
Total	$—	$447,448,793	$—	$447,448,793

Tennessee	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$398,269,340	$259,708	$398,529,048

*	Represents net unrealized appreciation (depreciation).

Nuveen Investments	57

Notes to Financial Statements (Unaudited) (continued)

The following is a reconciliation of Tennessee’s Level 3 investments held at the beginning and end of the measurement period:

Tennessee Level 3 Municipal Bonds
Balance at the beginning of period	$4,302,000
Gains (losses):
Net realized gains (losses)	(69,013)
Net change in unrealized appreciation (depreciation)	404,373
Net purchases at cost (sales at proceeds)	(4,374,801)
Net discounts (premiums)	(2,851)
Net transfers in to (out of) at end of period fair value	—
Balance at the end of period	$259,708

Tennessee’s “Change in net unrealized appreciation (depreciation) of investments” on the Statement of Operations includes $404,373 of net unrealized appreciation (depreciation) related to securities classified as Level 3 at period end.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Funds as of November 30, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure. North Carolina invested in derivative instruments during the six months ended November 30, 2010.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation on forward swaps*	$970,133	Unrealized depreciation on forward swaps*	$—

*	Represents cumulative unrealized appreciation (depreciation) of forward swap contracts as reported on the Portfolio of Investments.

The following table presents the amount of change in net unrealized appreciation (depreciation) recognized for the six months ended November 30, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps	North Carolina
Risk Exposure
Interest Rate	$970,133

58	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Georgia
	Six Months Ended 11/30/10		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	281,262	$3,029,365	1,163,625	$12,222,207
Class A – automatic conversion of Class B Shares	14,374	153,989	42,600	442,123
Class B	4,387	46,201	12,502	132,493
Class C	283,252	3,034,607	620,894	6,481,226
Class I	359,195	3,845,481	996,982	10,446,481
Shares issued to shareholders due to reinvestment of distributions:
Class A	111,395	1,195,060	229,367	2,409,855
Class B	3,085	33,204	7,507	79,043
Class C	27,542	294,676	54,638	572,851
Class I	6,056	64,798	8,558	89,588
	1,090,548	11,697,381	3,136,673	32,875,867
Shares redeemed:
Class A	(841,957)	(8,996,523)	(1,472,163)	(15,498,475)
Class B	(40,269)	(434,804)	(108,153)	(1,145,366)
Class B – automatic conversion to Class A Shares	(14,329)	(153,989)	(42,457)	(442,123)
Class C	(260,975)	(2,778,420)	(420,919)	(4,430,234)
Class I	(459,469)	(4,908,674)	(1,570,902)	(16,348,108)
	(1,616,999)	(17,272,410)	(3,614,594)	(37,864,306)
Net increase (decrease)	(526,451)	$(5,575,029)	(477,921)	$(4,988,439)

	Louisiana
	Six Months Ended 11/30/10		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	796,603	$8,489,240	621,893	$6,427,401
Class A – automatic conversion of Class B Shares	17,226	184,538	65,098	664,283
Class B	186	2,633	708	7,285
Class C	186,208	1,980,858	745,258	7,653,224
Class I	69,457	737,232	231,516	2,406,493
Shares issued to shareholders due to reinvestment of distributions:
Class A	77,168	824,280	153,239	1,585,358
Class B	1,468	15,661	4,381	45,178
Class C	16,851	179,320	27,891	288,091
Class I	5,117	54,860	4,939	51,487
	1,170,284	12,468,622	1,854,923	19,128,800
Shares redeemed:
Class A	(526,788)	(5,620,651)	(769,639)	(7,951,595)
Class B	(55,347)	(589,588)	(89,031)	(908,075)
Class B – automatic conversion to Class A Shares	(17,242)	(184,538)	(65,159)	(664,283)
Class C	(165,667)	(1,762,219)	(227,428)	(2,357,176)
Class I	(84,677)	(900,272)	(29,246)	(303,621)
	(849,721)	(9,057,268)	(1,180,503)	(12,184,750)
Net increase (decrease)	320,563	$3,411,354	674,420	$6,944,050

Nuveen Investments	59

Notes to Financial Statements (Unaudited) (continued)

	North Carolina
	Six Months Ended 11/30/10		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	965,068	$10,218,931	3,494,185	$35,909,857
Class A – automatic conversion of Class B Shares	40,657	434,187	128,666	1,311,501
Class B	365	3,885	915	9,466
Class C	542,669	5,762,124	856,719	8,838,433
Class I	2,346,158	24,938,793	6,566,096	67,877,190
Shares issued to shareholders due to reinvestment of distributions:
Class A	181,491	1,927,392	394,642	4,076,069
Class B	2,912	30,987	8,273	85,470
Class C	43,577	462,928	77,836	804,156
Class I	43,066	459,066	48,375	502,326
	4,165,963	44,238,293	11,575,707	119,414,468
Shares redeemed:
Class A	(1,942,960)	(20,466,006)	(2,092,626)	(21,529,911)
Class B	(65,885)	(698,829)	(187,327)	(1,933,661)
Class B – automatic conversion to Class A Shares	(40,575)	(434,187)	(128,401)	(1,311,501)
Class C	(346,596)	(3,649,140)	(633,199)	(6,563,223)
Class I	(1,316,018)	(13,995,104)	(3,661,463)	(37,797,983)
	(3,712,034)	(39,243,266)	(6,703,016)	(69,136,279)
Net increase (decrease)	453,929	$4,995,027	4,872,691	$50,278,189

	Tennessee
	Six Months Ended 11/30/10		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,123,771	$24,381,935	3,662,275	$40,907,910
Class A – automatic conversion of Class B Shares	44,401	510,538	143,754	1,600,469
Class B	2,437	28,207	7,016	77,766
Class C	1,142,354	13,131,993	2,030,646	22,733,796
Class I	399,967	4,562,278	509,993	5,694,886
Shares issued to shareholders due to reinvestment of distributions:
Class A	303,231	3,486,871	602,624	6,743,840
Class B	3,445	39,607	11,541	128,976
Class C	61,647	708,394	96,152	1,076,605
Class I	10,608	121,906	10,507	117,617
	4,091,861	46,971,729	7,074,508	79,081,865
Shares redeemed:
Class A	(1,905,140)	(21,747,998)	(3,415,312)	(38,174,334)
Class B	(47,502)	(544,448)	(140,349)	(1,577,683)
Class B – automatic conversion to Class A Shares	(44,390)	(510,538)	(143,701)	(1,600,469)
Class C	(556,169)	(6,343,011)	(696,082)	(7,772,745)
Class I	(88,057)	(1,013,314)	(209,641)	(2,336,190)
	(2,641,258)	(30,159,309)	(4,605,085)	(51,461,421)
Net increase (decrease)	1,450,603	$16,812,420	2,469,423	$27,620,444

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended November 30, 2010, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Purchases	$2,883,870	$4,406,122	$15,828,779	$49,958,522
Sales and maturities	8,550,143	4,670,000	8,870,840	30,003,678

60	Nuveen Investments

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At November 30, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Cost of investments	$178,349,460	$93,796,593	$421,596,861	$384,666,278
Gross unrealized:
Appreciation	$5,042,308	$1,918,904	$16,048,061	$17,753,750
Depreciation	(3,564,756)	(1,719,536)	(3,820,698)	(3,890,980)
Net unrealized appreciation (depreciation) of investments	$1,477,552	$199,368	$12,227,363	$13,862,770

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at May 31, 2010, the Funds’ last tax year end, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Capital paid-in	$137	$(1)	$—	$(1,483)
Undistributed (Over-distribution of) net investment income	(161)	(5,107)	(98)	(2,445)
Accumulated net realized gain (loss)	24	5,108	98	3,928

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2010, the Funds’ last tax year end, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Undistributed net tax-exempt income*	$672,011	$435,019	$1,606,362	$1,272,753
Undistributed net ordinary income**	1,956	—	—	84,167
Undistributed net long-term capital gains	—	—	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared during the period May 1, 2010 through May 31, 2010, and paid on June 1, 2010.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2010, was designated for purposes of the dividends paid deduction as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Distributions from net tax-exempt income	$7,984,031	$3,969,324	$15,980,337	$14,200,162
Distributions from net ordinary income**	—	—	—	—
Distributions from net long-term capital gains	—	—	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2010, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Georgia	Louisiana	North Carolina
Expiration:
May 31, 2016	$326,202	$—	$2,106,274
May 31, 2017	3,757,974	5,092	1,649,881
May 31, 2018	3,466,007	2,346,994	4,606,864
Total	$7,550,183	$2,352,086	$8,363,019

The following Fund elected to defer net realized losses from investments incurred from November 1, 2009 through May 31, 2010, the Fund’s last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year.

Louisiana
Post-October capital losses	$118,208

Nuveen Investments	61

Notes to Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. Managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of November 30, 2010, the complex-level fee rate was .1824%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the six months ended November 30, 2010, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Sales charges collected	$60,935	$120,927	$115,766	$305,194
Paid to financial intermediaries	52,836	106,170	99,519	267,121

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended November 30, 2010, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Commission advances	$31,641	$50,445	$67,019	$178,623

62	Nuveen Investments

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2010, the Distributor retained such 12b-1 fees as follows:

	Georgia	Louisiana	North Carolina	Tennessee
12b-1 fees retained	$147,050	$89,187	$188,603	$110,445

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2010, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
CDSC retained	$2,471	$331	$2,500	$11,552

8. New Accounting Pronouncements

Fair Value Measurements

On January 21, 2010, the Financial Accounting Standards Board issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the footnote disclosures, if any.

9. Subsequent Events

Investment Advisory Agreements

Effective January 1, 2011, Nuveen Asset Management, the Funds’ Adviser, has changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors has formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities. Nuveen Asset Management, LLC now serves as the Funds’ sub-adviser, and the Funds’ portfolio managers have become employees of Nuveen Asset Management, LLC rather than Nuveen Fund Advisors.

This allocation of responsibilities between Nuveen Fund Advisors and Nuveen Asset Management, LLC affects each Fund within this report. Nuveen Fund Advisors (as each affected Fund’s investment adviser) will compensate Nuveen Asset Management, LLC (as each such Fund’s newly-appointed sub-adviser) for the portfolio management services it provides to the Fund from the Fund’s management fee, which will not change as a result of this restructuring. Nuveen Fund Advisors and Nuveen Asset Management, LLC retain the right to reallocate investment management and advisory responsibilities and fees between themselves in the future.

Nuveen Investments	63

Board Approval of Sub-Advisory Arrangements (Unaudited)

At a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees or Directors (as the case may be) (each a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”). Since the May Meeting, Nuveen has engaged in an internal restructuring (the “Restructuring”) pursuant to which the portfolio management services provided by NAM to the Funds would be transferred to Nuveen Asset Management, LLC (“NAM LLC”), a newly-organized wholly-owned subsidiary of NAM and NAM would change its name to Nuveen Fund Advisors, Inc. (“NFA”). NAM, under its new name NFA, will continue to serve as investment adviser to the Funds and, in that capacity, will continue to provide various oversight, administrative, compliance and other services. To effectuate the foregoing, NFA will enter into a sub-advisory agreement with NAM LLC on behalf of the Funds (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, NAM LLC, subject to the oversight of NFA and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of each Fund’s investment portfolio allocated to it by NFA. There will be no change in the advisory fees paid by the Funds. Rather, NFA will pay a portion of the investment advisory fee it receives to NAM LLC for its sub-advisory services. The Independent Board Members reviewed the allocation of fees between NFA and NAM LLC. NFA and NAM LLC do not anticipate any reduction in the nature or level of services provided to the Funds following the Restructuring. The personnel of NFA who engaged in portfolio management activities prior to the spinoff of NAM LLC are not expected to materially change as a result of the spinoff. In light of the foregoing, at a meeting held on November 16-18, 2010, the Board Members, including a majority of the Independent Board Members, approved the Sub-Advisory Agreement on behalf of each Fund. Given that the Restructuring was not expected to reduce the level or nature of services provided and the advisory fees paid by the Funds were the same, the factors considered and determinations made at the May Meeting in approving the Advisory Agreement were equally applicable to the approval of the Sub-Advisory Agreement. For a discussion of these considerations, please see the shareholder report of the Fund that was first issued after the May Meeting for the period including May 2010.

64	Nuveen Investmentsg

Notes

Nuveen Investments	65

Notes

66	Nuveen Investments

Notes

Nuveen Investments	67

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Pre-refundings: Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

68	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	69

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-MS5-1110P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust III

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date February 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date February 7, 2011

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date February 7, 2011